UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22810

T. Rowe Price Global Allocation Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Item 1. Report to Shareholders

Global Allocation Fund	October 31, 2014

The views and opinions in this report were current as of October 31, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks produced strong gains in the 12-month period, while non-U.S. developed and emerging markets were little changed. The dollar’s marked strengthening against most other currencies weighed on returns of non-U.S. dollar-denominated stocks and bonds for U.S. investors. Treasury yields peaked at year-end and then surprised most investors by steadily decreasing in 2014, even as the Federal Reserve tapered and eventually ended its bond purchases. Most fixed income asset classes generated healthy returns, with riskier sectors such as high yield bonds and dollar-denominated emerging markets debt gaining the most. Against this backdrop, the fund modestly outpaced its benchmark index.

Your fund returned 2.88% and 6.55% for the 6- and 12-month periods ended October 31, 2014, respectively. (Results for the Advisor Class shares were slightly lower, reflecting a higher expense ratio.) The fund modestly outperformed the Morningstar Global Allocation Index, its primary benchmark, for the reporting period.

STRATEGY OVERVIEW

The fund’s diversified portfolio seeks long-term total return through both capital appreciation and income from investments in U.S. and international stocks, bonds, cash, and alternative investments. The portfolio consists of approximately 60% stocks, 30% bonds and cash, and 10% alternative investments, with the flexibility to overweight or underweight segments of the portfolio relative to those broad allocations. The portfolio draws on the full global reach of T. Rowe Price’s investment management and research capabilities as international securities generally account for about 50% of the fund’s equity holdings and 40% of the total portfolio.

## Currency Conversion a Double-Edged Sword

The U.S. dollar has appreciated sharply against most developed markets and many emerging markets currencies since mid-2014. The accompanying chart shows an index of the dollar's value over the past 10 years compared with the most widely traded global currencies.

### The Dollar Also Rises

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Inflation-adjusted, trade-weighted foreign exchange value of the dollar against major currencies. Source: Federal Reserve.

The U.S. dollar continually fluctuates versus most other currencies based on economic conditions, interest rate trends, government policies, geopolitical tensions, and other factors. The U.S. dollar's recent appreciation reflects the improving U.S. economic conditions compared with other major markets, including Europe and Japan, and expectations for rising U.S. interest rates. The dollar is also historically perceived as a "safe haven" currency amid geopolitical turmoil. When the U.S. dollar appreciates, imported goods can be purchased with fewer dollars, and U.S. exports become more expensive for foreign buyers.

A strengthening dollar hurts the performance of nondollar investments for U.S. investors, while a falling dollar is additive to performance. For the six-month period ended October 31, 2014, the dollar rallied, gaining almost 10% versus the euro, 9% versus the Japanese yen, and more than 5% against the British pound. In that period, the MSCI EAFE Index of developed stock markets outside the U.S. and Canada generated a 3.47% return in local currency terms, but after converting to dollars, the same basket of stocks returned -4.63% for U.S. investors. Results were similar for the MSCI All Country World Index ex USA, which in addition to the EAFE index, includes Canada and all countries in the MSCI Emerging Markets Index. It generated a 4.23% return in local currency terms, but after converting to dollars, it returned -2.55% for U.S. investors.

Investors should keep in mind that currency trends are unpredictable and should not be a primary factor when making long-term investment decisions.

Security selection supported by the fundamental insights and analysis of T. Rowe Price’s global research team is anticipated to be the primary driver of added value in the portfolio over the long term. We also seek to add value through overweighting and underweighting of asset classes and sectors, reflecting the views of T. Rowe Price’s Asset Allocation Committee. The breadth of the underlying sectors, diversified across geography, asset classes, and investment strategies, provides the ability to position the portfolio where we see attractive opportunities in the context of current valuations as well as based on our outlook for the economic and market environment.

The fund’s global fixed income allocation emphasizes specific attributes designed to contribute to the overall portfolio in a range of economic environments. Non-U.S. bonds account for about one-third of the fixed income allocation, including locally denominated developed and emerging markets debt for exposure across a broad range of foreign currencies. Our holdings of U.S. investment-grade bonds provide ballast in “risk off” environments when investors gravitate toward securities with less risk. We also maintain a significant allocation to high yield corporate bonds and emerging markets debt to take advantage of their more attractive yields. The fund’s fixed income holdings include short-duration and floating rate debt that could be beneficial contributors to the portfolio’s risk and return profile in an environment of rising interest rates.

In addition, the portfolio includes asset classes and strategies that enhance its risk/reward profile by moderating risk and providing diversification through exposure to sources of less correlated returns. These asset classes and strategies include a diversified allocation to hedge funds, currency hedged international equities, and an equity index option strategy.

An externally managed hedge fund-of-funds managed by Blackstone Hedge Fund Solutions accounts for about 10% of the portfolio. Diversified hedge fund strategies can add to portfolio diversification because they have historically delivered returns that are less correlated with traditional (stock and bond) asset classes represented in the fund, which can help dampen portfolio volatility. Including a measured allocation to a high-quality diversified hedge fund with an absolute return orientation in the portfolio’s broader asset mix can help improve its risk-adjusted returns.

Hedging a portion of the fund’s developed market currency exposure helps moderate the foreign-exchange volatility associated with a significant international allocation while maintaining robust exposure to non-U.S. investment opportunities. The equity index option strategy, which currently involves writing calls on the Standard & Poor’s 500 Index, provides an alternative way of being compensated for bearing the downside risk of equities. We expect this strategy to offer a return profile that is less correlated with equity market returns as it earns a premium in exchange for forgoing some of the equity market’s upside potential. The consistency of receiving the premium collected from selling index call options coupled with the lower equity exposure associated with writing the call option can provide a more stable pattern of returns, which can be particularly beneficial in an environment of modestly positive or negative equity market performance.

MARKET ENVIRONMENT

U.S. stocks significantly outperformed the equity returns of other regions, in U.S. dollar terms, as the large-cap Standard & Poor’s 500 Index returned more than 17% during the 12-month reporting period. Data released over the course of the reporting period showed a fairly steady improvement in the U.S. labor market and recovery in economic growth. By October 2014, the unemployment rate had dropped to 5.8%, and the economy expanded at an estimated 3.5% annual rate in the third quarter of 2014. The Fed ended its quantitative easing (QE) program, as expected, in October, and investors continue to expect an initial rate increase from the central bank in mid-2015.

Stocks in developed European markets finished the reporting period down slightly in dollar terms despite a healthy rally at the end of 2013 and the beginning of 2014. However, investors became increasingly concerned about stagnant economic growth in the eurozone and the impact of sanctions placed on Russia as the calendar year progressed. In September, the European Central Bank (ECB) announced that it would start to buy asset-backed securities and certain types of secured debt, but it stopped short of announcing a full-scale QE initiative that would involve purchases of government bonds. Japanese stocks were little changed for the reporting period. In mid-2014, Prime Minister Shinzo Abe outlined a series of structural reforms designed to reinvigorate corporate earnings and improve the country’s economic growth. At the end of the reporting period, the Bank of Japan surprised markets by increasing the size of its securities purchases, which provided a significant boost to Japanese stocks and a decline in the yen relative to the dollar.

Emerging markets as a whole posted a small gain for the 12-month reporting period, but that masked a much larger dispersion of returns for individual developing countries than we experienced in 2013. Emerging markets stocks and currencies lost considerable ground in January, but central banks in Brazil, India, South Africa, and Turkey raised their benchmark interest rates, helping to stabilize their currencies and defuse worries about capital outflows. Economic growth in China lagged below the government’s official 7.5% goal for 2014, which put pressure on commodities prices worldwide.

Interest rates rose at the beginning of the reporting period as the fixed income market priced in the impending start of the Fed’s taper of its asset purchase program. The yield on the 10-year Treasury note climbed from 2.56% at the end of October 2013 to 3.03% at the end of the year. In January 2014, the Fed began to taper the monthly amounts of its securities purchases, but Treasury yields defied expectations by moving steadily lower. The 10-year Treasury yield was 2.34% at the end of the reporting period. Most fixed income securities rallied along with Treasuries, with riskier asset classes such as dollar-denominated emerging markets debt generating particularly strong returns. The U.S. dollar strengthened markedly against most other currencies toward the end of the reporting period, which restrained the returns of assets such as emerging markets local currency debt and eurozone sovereign bonds for U.S.-based investors.

ASSET ALLOCATION STRATEGY

We moderated the overall risk profile of the portfolio over the course of the reporting period. As part of this change, we moved to a neutral position in stocks relative to bonds by the end of October 2014 after starting the reporting period with an overweight allocation to stocks. (We include both the market value of equity securities and the notional value of Russell 2000 futures in our equity positioning commentary.) Equities are now broadly at or above historical average valuation levels, so the risk/reward profile for stocks is now about evenly balanced. We expect less upside support for equities from expansion of valuations and profit margins, which are at peak levels. As we reduced our overweight to equities, we increased the portfolio’s fixed income holdings, including cash-like holdings such as short-term Treasury bills. While yields on these bills are negligible, the cash position helps moderate the portfolio’s risk profile and provides liquidity and flexibility to take advantage of potential opportunities.

We maintained an overweight to international equities relative to U.S. stocks in light of more attractive valuations, with emerging markets valuations particularly compelling. We did, however, reduce our overweight to emerging markets versus developed markets early in the reporting period given expectations for higher volatility and a lower-growth environment in key developing countries, such as China. The portfolio remained overweight international small-cap stocks and value shares, which we believe are better positioned to benefit from a cyclical economic recovery in major markets, including Europe and Japan, recognizing that this catalyst may take time to develop. Within the portfolio’s U.S. equities allocation, we remain overweight large-cap stocks relative to small-caps as smaller companies remain richly valued relative to large-caps as well as to their own history, despite underperformance in 2014. The portfolio is modestly overweight U.S. growth stocks relative to value shares as investors often place a premium on growth stocks when growth is scarce, as in the context of the current slow economic recovery. However, we moderated the overweight to U.S. growth during the reporting period as the economy gradually improved. To provide additional diversification and long-term protection from inflation, the portfolio also includes an allocation to real-asset equities with exposure to industries related to real estate and commodities.

Within the portfolio’s broad fixed income allocation, we maintained an overweight to high yield bonds and to leveraged loans. However, we significantly reduced the size of this overweight position in 2014, as high yield valuations became somewhat expensive relative to history and the investor protections on new high yield issues steadily deteriorated. We took advantage of the generally favorable liquidity conditions in the asset class by paring back our holdings, part of the general reduction in the portfolio’s risk profile. On the positive side, we still think that the fundamental credit quality of many high yield issuers remains strong, and we expect default rates to stay low. The portfolio is underweight non-U.S. dollar-denominated bonds given our outlook for continued strengthening in the U.S. dollar. We started and ended the reporting period with a neutral allocation to emerging markets bonds relative to U.S. investment-grade debt, although we had moved to an overweight to emerging markets in mid-2014 when their valuations were more attractive.

PORTFOLIO REVIEW

U.S. Stocks
U.S. companies across a range of industries made positive contributions to performance, and the portfolio’s overweight to large-cap stocks relative to small-caps was beneficial because they significantly outperformed small-caps. American Airlines was one of the strongest performers as investors anticipated a smooth integration process with US Airways following their merger and synergies from consolidating schedules and eliminating unprofitable routes. Biotechnology company Gilead Sciences generated returns of over 50% as a result of its groundbreaking—and expensive—hepatitis C drug, Sovaldi, which the Food and Drug Administration approved in December 2013. On the negative side, shares of e-commerce giant Amazon.com sold off steeply following below-expectations sales and earnings results early in the year after having moved steadily higher at the beginning of the 12-month period. Amazon shares rebounded over the summer before falling again in September and October. Shares of oil and gas producer Apache dropped sharply near the end of the reporting period after its chief financial officer resigned. The stock also suffered as the steady decline in oil prices in the fall of 2014 put considerable pressure on the energy industry broadly. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

International Stocks
Outside the U.S., the portfolio’s holdings of Chinese Internet power-houses Baidu and Tencent Holdings were significant performance contributors. Baidu shares recovered from some weakness in early 2014 and gained as a result of strong revenue growth and a promising outlook for wider profit margins. The company has experienced significant increases in revenue from mobile computing, and we expect ongoing margin expansion to drive its earnings higher going into 2015. Tencent, which was the largest Asian Internet company prior to Alibaba Group Holding’s September initial public offering, also produced strong returns as its mobile gaming and instant messaging products generated steady increases in quarterly revenue. On the other hand, Sberbank Of Russia, a large Russian bank, lost significant ground in the reporting period after Russia’s occupation and subsequent annexation of Ukraine’s Crimean peninsula. We continue to maintain our modest exposure to Sberbank as we believe that its dominant market share in Russia and strong core revenues will enable the stock to recover. Shares of Standard Chartered, a UK-based multinational bank, also fell sharply as its profits declined because of increasing costs and growing impairments for nonperforming loans.

Domestic Bonds
The portfolio’s fixed income holdings consist of a core allocation to U.S. investment-grade bonds, including both nominal coupon securities and Treasury inflation protected securities. This conservative core emphasizes high-quality, longer-duration bonds that provide ballast in an environment of heightened risk aversion. We supplement this core with allocations to fixed income asset classes that offer more attractive yields and lower price sensitivity to interest rate changes, including high yield bonds and floating rate bank loans. We reduced our underweight to fixed income while decreasing our allocation to equities over the period as part of our effort to lower the portfolio’s risk profile. The portfolio’s holdings of corporate bonds—both investment grade and high yield—performed well and contributed to the fund’s returns in an environment where the ongoing search for yield boosted demand for asset classes with higher yields.

International Bonds
The portfolio’s fixed income holdings also include international bonds not denominated in U.S. dollars as well as emerging markets sovereign and corporate debt denominated in U.S. dollars or local currencies. These international bonds can provide an additional source of diversification relative to our allocations to domestic bonds and equities. Dollar-denominated emerging markets debt generated solid performance and boosted the portfolio’s returns. However, bonds denominated in non-U.S. currencies were slightly down and held back portfolio performance as a result of the U.S. dollar’s notable strength against the euro, yen, and most emerging markets currencies in the last few months of the reporting period.

Diversifying Strategies
The portfolio incorporates several diversifying components, such as the diversified hedge fund allocation, currency hedged international equities, and an equity index option strategy, to mitigate volatility and diversify risk, which should help the fund’s risk-adjusted performance in a period of elevated market volatility or a broad sell-off in stocks. For example, the equity index option strategy is expected to have a lower return and lower volatility profile than the broad stock market, while the hedge fund allocation is expected to have a volatility level comparable to bonds with potential value added from a broad range of underlying investment strategies and managers. The diversified hedge fund allocation, currency hedged international equities, and the equity index option strategy all made positive contributions to performance during the reporting period. Diversification cannot assure a profit or protect against loss in a declining market.

INVESTMENT OUTLOOK

Our expectation for global growth over the next several quarters remains modest. In the U.S., diminishing fiscal headwinds, higher private sector demand, and steady job growth should support gradual economic improvement. We expect corporate capital expenditures to continue to increase, with gross domestic product growth likely trending between 2.5% and 3.0% for the balance of 2014. With this modest economic expansion, corporate earnings will likely increase in the mid-single digits. However, we think that the recent strengthening trend in the U.S. dollar will endure for some time, which could weigh on earnings of multinational companies.

Many non-U.S. economies are at an earlier stage of recovery than the U.S. Although there is more room for economic expansion outside the U.S., we note the recent slowdown in growth momentum in both the eurozone and Japan. We expect ongoing expansion of the accommodative monetary policies of the ECB and the Bank of Japan. These stimulative policies should help spur growth and inflation higher in Europe and Japan, but they stand in contrast with the monetary policy of the Fed and the Bank of England, which are becoming less accommodative. This divergence in monetary policy could also put further pressure on the euro and the yen relative to the U.S. dollar.

We expect U.S. interest rates to trend higher in 2015 as economic growth improves and the Fed starts to raise rates. This transition could lead to near-term volatility in emerging markets stocks and bonds. There are significant differences among developing countries in terms of economic growth, inflation, and fiscal positions, and lower commodity prices could put additional pressure on the fiscal accounts of countries that are net exporters of commodities. On the positive side, many emerging markets companies—particularly those with the most export exposure—should benefit from stronger, U.S.-led global growth.

The ongoing divergence in monetary policy globally could generate significant volatility as markets adjust to interest rates moving in varying directions, reinforcing the importance of the fund’s broad global diversification. Our allocations to several nontraditional strategies can dampen volatility and help provide a buffer against potentially turbulent markets. We believe that our access to T. Rowe Price’s global research platform enhances our ability to add value through strong security selection. The portfolio’s broad diversification across asset classes, regions, and countries, as well as our ability to make changes in the fund’s allocation to help enhance its risk/reward profile, seek to provide attractive risk-adjusted returns in volatile, changing market environments.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Charles M. Shriver

Chairman of the fund’s Investment Advisory Committee

November 21, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN STOCKS

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

RISKS OF INVESTING IN BONDS

Funds that invest in bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically decline more than those with shorter maturities. Funds that invest in bonds are also subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Call option: Gives the holder the right but not the obligation to buy a security or index at a specified price on or before a specified date. Writing a call option means selling it to collect the price, or premium.

Duration: A measure of a bond’s sensitivity to changes in interest rates. For example, a bond with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Gross domestic product: The total market value of all goods and services produced in a country.

Morningstar Global Allocation Index: An index that represents the performance of a portfolio of 60% global equities and 40% global bonds, with the allocation within each broad asset class determined by Morningstar’s asset allocation methodology and represented by Morningstar core equity and fixed income indexes.

Nominal coupon bonds: Fixed income securities with coupon payments that do not vary in response to changes in an inflation rate.

Standard & Poor’s 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Treasury inflation protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

**Investor Class**

| | Year Ended 10/31/14 | 5/28/13 Through 10/31/13 |
|---|---|---|
| **NET ASSET VALUE** | | |
| Beginning of period | $ 10.46 | $ 10.00 |
| Investment activities | | |
| Net investment income[1] | 0.13[2] | 0.04[2] |
| Net realized and unrealized gain / loss | 0.55 | 0.42 |
| Total from investment activities | 0.68 | 0.46 |
| Distributions | | |
| Net investment income | (0.06) | – |
| Net realized gain | (0.01) | – |
| Total distributions | (0.07) | – |
| **NET ASSET VALUE** | | |
| **End of period** | **$ 11.07** | **$ 10.46** |

**Ratios/Supplemental Data**

| | | |
|---|---|---|
| **Total return**[3] | **6.55%**[2] | **4.60%**[2] |
| Ratio of total expenses to average net assets | 0.98%[2] | 0.98%[2][4] |
| Ratio of net investment income to average net assets | 1.21%[2] | 0.89%[2][4] |
| Portfolio turnover rate | 33.4% | 22.4% |
| Net assets, end of period (in thousands) | $ 78,867 | $ 52,106 |

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Excludes expenses in excess of a 1.05% contractual expense limitation in effect through 2/29/16, and expenses permanently waived (0.07% of average net assets) related to investments in T. Rowe Price mutual funds.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

## Advisor Class

| | Year Ended 10/31/14 | 5/28/13 Through 10/31/13 |
|---|---|---|
| **NET ASSET VALUE** | | |
| Beginning of period | $ 10.46 | $ 10.00 |
| Investment activities | | |
| Net investment income[1] | 0.12[2] | 0.03[2] |
| Net realized and unrealized gain / loss | 0.54 | 0.43 |
| Total from investment activities | 0.66 | 0.46 |
| Distributions | | |
| Net investment income | (0.06) | – |
| Net realized gain | (0.01) | – |
| Total distributions | (0.07) | – |
| **NET ASSET VALUE** | | |
| **End of period** | **$ 11.05** | **$ 10.46** |

**Ratios/Supplemental Data**

| | | |
|---|---|---|
| **Total return[3]** | **6.35%[2]** | **4.60%[2]** |
| Ratio of total expenses to average net assets | 1.08%[2] | 1.08%[2][4] |
| Ratio of net investment income to average net assets | 1.10%[2] | 0.78%[2][4] |
| Portfolio turnover rate | 33.4% | 22.4% |
| Net assets, end of period (in thousands) | $ 2,203 | $ 625 |

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Excludes expenses in excess of a 1.15% contractual expense limitation in effect through 2/29/16, and expenses permanently waived (0.07% of average net assets) related to investments in T. Rowe Price mutual funds.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

| | Shares/Par | $ Value |
|---|---|---|
| **ARGENTINA 0.1%** | | |
| **Common Stocks 0.1%** | | |
| MercadoLibre (USD) | 384 | 52 |
| Tenaris, ADR (USD) | 752 | 30 |
| Total Argentina (Cost $69) | | 82 |
| **AUSTRALIA 1.4%** | | |
| **Asset-Backed Securities 0.0%** | | |
| Smart Trust Australia, Series 2014-1US Class A3A, 0.95%, 2/14/18 (USD) | 30,000 | 30 |
| | | 30 |
| **Common Stocks 1.3%** | | |
| Amcor | 5,117 | 53 |
| Australia & New Zealand Banking | 2,607 | 77 |
| Beach Energy | 11,289 | 12 |
| BHP Billiton | 4,643 | 139 |
| Brambles | 5,297 | 45 |
| BT Investment Management | 4,922 | 27 |
| Challenger | 2,196 | 13 |
| Charter Hall Retail | 1,930 | 7 |
| Cochlear | 296 | 19 |
| CSL | 902 | 64 |
| Downer EDI | 11,980 | 50 |
| Harvey Norman Holdings | 5,406 | 18 |
| Incitec Pivot | 14,996 | 39 |
| James Hardie Industries, GDR | 3,119 | 34 |
| Leighton Holdings | 2,201 | 43 |
| Macquarie Group | 1,253 | 68 |
| Mysale (GBP) (1) | 3,795 | 12 |
| Novion Property | 3,909 | 7 |
| Orocobre (1) | 974 | 2 |
| Primary Health Care Limited | 7,162 | 29 |
| QBE Insurance | 5,890 | 60 |
| Rio Tinto | 705 | 38 |

| | | |
|---|---|---|
| SAI Global | 3,137 | 11 |
| Santos | 3,371 | 38 |
| Scentre (1) | 11,598 | 36 |
| Sims Metal Management | 4,558 | 45 |
| Stockland | 1,319 | 5 |
| Telstra | 3,557 | 18 |
| Toll Holdings | 10,952 | 55 |
| Veda | 7,203 | 15 |
| WorleyParsons | 362 | 4 |
| | | 1,083 |
| **Corporate Bonds 0.1%** | | |
| Macquarie Bank, 1.65%, 3/24/17 (USD) (2) | 25,000 | 25 |
| Westpac Banking, 2.25%, 7/30/18 (USD) | 25,000 | 25 |
| | | 50 |
| Total Australia (Cost $1,136) | | 1,163 |
| **AUSTRIA 0.1%** | | |
| **Common Stocks 0.1%** | | |
| Erste Group Bank | 1,585 | 41 |
| Voestalpine | 108 | 4 |
| Total Austria (Cost $53) | | 45 |
| **BELGIUM 0.3%** | | |
| **Common Stocks 0.2%** | | |
| Anheuser-Busch InBev | 504 | 56 |
| Arseus | 472 | 19 |
| D'Ieteren | 452 | 16 |
| Delhaize | 1,045 | 71 |
| Umicore | 635 | 25 |
| | | 187 |

| | | |
|---|---|---|
| **Corporate Bonds 0.1%** | | |
| Anheuser-Busch InBev, 2.875%, 2/15/16 (USD) | 20,000 | 21 |
| Delhaize Group, 6.50%, 6/15/17 (USD) | 25,000 | 28 |
| | | 49 |
| Total Belgium (Cost $232) | | 236 |
| **BRAZIL 1.0%** | | |
| **Common Stocks 0.7%** | | |
| BM&FBOVESPA | 1,500 | 7 |
| BR Malls Participacoes | 14,450 | 116 |
| BRF | 680 | 18 |
| CCR | 2,900 | 22 |
| Energias do Brasil | 11,800 | 46 |
| Iguatemi Empresa de Shopping Centers | 100 | 1 |
| Lojas Renner | 4,550 | 136 |
| Multiplus | 3,200 | 45 |
| Natura Cosmeticos | 800 | 12 |
| Petrobras, ADR (1 ADR represents 2 common shares) (USD) | 1,760 | 20 |
| Petrobras, ADR (1 ADR represents 2 preference shares) (USD) | 2,880 | 35 |
| Raia Drogasil | 2,200 | 20 |
| Tim Participacoes, ADR (USD) | 910 | 25 |
| Totvs | 500 | 7 |
| Usinas Siderurgicas de Minas Gerais (1) | 2,100 | 6 |
| Vale, ADR (1 ADR represents 1 common share) (USD) | 921 | 9 |
| Vale, ADR (1 ADR represents 1 preference 'A' share) (USD) | 330 | 3 |
| | | 528 |
| **Corporate Bonds 0.1%** | | |
| Petrobras Global Finance, 5.625%, 5/20/43 (USD) | 25,000 | 23 |
| Petrobras International Finance, 5.75%, 1/20/20 (USD) | 20,000 | 21 |
| Vale Overseas, 6.25%, 1/23/17 (USD) | 25,000 | 27 |
| | | 71 |

**Preferred Stocks 0.2%**

| | | |
|---|---|---|
| Banco Bradesco | 2,700 | 41 |
| Bradespar | 400 | 3 |
| Itau Unibanco | 9,450 | 140 |
| | | 184 |
| Total Brazil (Cost $782) | | 783 |

## CANADA 1.0%

**Common Stocks 0.6%**

| | | |
|---|---|---|
| Agnico Eagle Mines | 400 | 9 |
| Aimia | 785 | 11 |
| Brookfield Canada Office Properties | 300 | 7 |
| Canadian Natural Resources | 950 | 33 |
| Canadian Natural Resources (USD) | 930 | 32 |
| Canadian Pacific Railway (USD) | 137 | 28 |
| Canadian Real Estate Investment Trust | 80 | 4 |
| Computer Modelling | 800 | 8 |
| Descartes Systems (1) | 660 | 9 |
| Dominion Diamond (1) | 1,025 | 14 |
| Eldorado Gold (USD) | 100 | 1 |
| Eldorado Gold | 1,750 | 10 |
| First Quantum Minerals | 420 | 6 |
| Franco-Nevada | 510 | 24 |
| Goldcorp, Class A (USD) | 1,040 | 20 |
| NuVista Energy (1) | 200 | 2 |
| Open Text | 355 | 20 |
| Osisko Gold Royalties (1) | 460 | 6 |
| Platinum Group Metals (1) | 5,900 | 5 |
| Potash Corporation of Saskatchewan (USD) | 205 | 7 |
| Pure Technologies (1) | 500 | 4 |
| Sandstorm Gold (1) | 874 | 2 |
| Seven Generations Energy (1)(3) | 1,840 | 37 |

| | | |
|---|---|---|
| Silver Wheaton (USD) | 912 | 16 |
| Silver Wheaton | 100 | 2 |
| Sun Life Financial | 1,300 | 46 |
| Valeant Pharmaceuticals International (USD) (1) | 302 | 40 |
| Valeant Pharmaceuticals International (1) | 300 | 40 |
| Vermilion Energy | 40 | 2 |
| West Fraser Timber | 949 | 50 |
| | | 495 |
| **Corporate Bonds 0.2%** | | |
| Bank of Montreal, 1.30%, 7/14/17 (USD) | 25,000 | 25 |
| Bank of Nova Scotia, 1.30%, 7/21/17 (USD) | 25,000 | 25 |
| Bank of Nova Scotia, 1.375%, 7/15/16 (USD) | 25,000 | 25 |
| GoldCorp, 2.125%, 3/15/18 (USD) | 25,000 | 25 |
| Royal Bank of Canada, 2.20%, 7/27/18 (USD) | 25,000 | 26 |
| Thomson Reuters, 0.875%, 5/23/16 (USD) | 25,000 | 25 |
| TransCanada Pipelines, 2.50%, 8/1/22 (USD) | 20,000 | 19 |
| | | 170 |
| **Government Bonds 0.2%** | | |
| Hydro Quebec, 1.375%, 6/19/17 (USD) | 25,000 | 25 |
| Province of British Columbia, 2.00%, 10/23/22 (USD) | 15,000 | 14 |
| Province of New Brunswick, 2.75%, 6/15/18 (USD) | 15,000 | 16 |
| Province of Nova Scotia, 5.125%, 1/26/17 (USD) | 15,000 | 16 |
| Province of Ontario, 0.95%, 5/26/15 (USD) | 25,000 | 25 |
| Province of Ontario, 1.20%, 2/14/18 (USD) | 15,000 | 15 |
| Province of Quebec, 2.875%, 10/16/24 (USD) | 50,000 | 50 |
| | | 161 |
| Total Canada (Cost $811) | | 826 |
| **CHILE 0.0%** | | |
| **Common Stocks 0.0%** | | |
| Antofagasta (GBP) | 958 | 11 |

| | | |
|---|---|---|
| Banco Santander Chile, ADR (USD) | 482 | 10 |
| SACI Falabella | 1,984 | 15 |
| Total Chile (Cost $45) | | 36 |

## CHINA 2.5%

**Common Stocks 2.5%**

| | | |
|---|---|---|
| 500.com, ADR (USD) (1) | 400 | 12 |
| 58.com, ADR (USD) (1) | 850 | 34 |
| Ajisen China Holdings (HKD) | 34,000 | 24 |
| Alibaba Group Holding, ADR (USD) (1) | 2,675 | 264 |
| Autohome, ADR (USD) (1) | 280 | 15 |
| Baidu, ADR (USD) (1) | 2,221 | 530 |
| Bank of China, H Shares (HKD) | 52,000 | 25 |
| Beijing Enterprises Holdings (HKD) | 11,500 | 94 |
| China Gas Holdings (HKD) | 2,000 | 4 |
| China Huiyuan Juice (HKD) (1) | 24,000 | 10 |
| China Longyuan Power, H Shares (HKD) | 20,000 | 21 |
| China Mengniu Dairy (HKD) | 7,000 | 31 |
| China National Building, H Shares (HKD) | 20,000 | 19 |
| China Oilfield Services, H Shares (HKD) | 8,000 | 17 |
| China Overseas Land & Investment (HKD) | 18,000 | 53 |
| China Shanshui Cement (HKD) | 22,000 | 8 |
| China Unicom Hong Kong (HKD) | 18,000 | 27 |
| China Vanke, H Shares (HKD) (1) | 11,600 | 22 |
| CNOOC (HKD) | 29,000 | 45 |
| CPMC Holdings (HKD) | 16,000 | 12 |
| Ctrip.com International, ADR (USD) (1) | 435 | 25 |
| Dongfeng Motor, H Shares (HKD) | 18,000 | 28 |
| Fufeng (HKD) | 42,000 | 20 |
| Huaneng Renewables, H Shares (HKD) | 48,000 | 17 |
| ICBC, H Shares (HKD) | 58,000 | 38 |
| Jiangxi Copper, H Shares (HKD) | 2,000 | 4 |
| Minth Group (HKD) | 12,000 | 23 |

| | | |
|---|---|---|
| Noah Holdings, ADR (USD) (1) | 800 | 13 |
| Ping An Insurance, H Shares (HKD) | 11,500 | 94 |
| Qunar Cayman Islands, ADR (USD) (1) | 717 | 19 |
| SOHO China (HKD) | 31,500 | 23 |
| Sunny Optical Technology (HKD) | 10,000 | 16 |
| Tencent Holdings (HKD) | 17,300 | 275 |
| Towngas China (HKD) | 12,000 | 13 |
| Vipshop Holdings, ADR (USD) (1) | 355 | 81 |
| Want Want China Holdings (HKD) | 32,000 | 44 |
| Zoomlion Heavy Industry Science & Technology, H Shares (HKD) | 23,400 | 11 |
| Total China (Cost $1,592) | | 2,011 |

## COLOMBIA 0.1%

**Common Stocks 0.0%**

| | | |
|---|---|---|
| Grupo Aval Acciones y Valores, ADR (USD) | 1,400 | 19 |
| | | 19 |

**Corporate Bonds 0.1%**

| | | |
|---|---|---|
| Ecopetrol, 4.25%, 9/18/18 (USD) | 25,000 | 27 |
| | | 27 |
| Total Colombia (Cost $44) | | 46 |

## DENMARK 0.3%

**Common Stocks 0.3%**

| | | |
|---|---|---|
| Ambu, B Shares | 333 | 24 |
| Danske Bank | 3,425 | 94 |
| GN Store Nord | 3,194 | 74 |
| Maersk | 18 | 42 |
| Tele Danmark | 4,907 | 37 |
| Total Denmark (Cost $262) | | 271 |

## FINLAND 0.0%

**Common Stocks 0.0%**

| | | |
|---|---|---|
| Rapala | 1,373 | 9 |
| Vacon | 542 | 23 |
| Total Finland (Cost $28) | | 32 |

## FRANCE 1.7%

**Common Stocks 1.7%**

| | | |
|---|---|---|
| Air Liquide | 262 | 32 |
| Airbus | 2,212 | 132 |
| ALBIOMA | 421 | 9 |
| Alcatel-Lucent (1) | 4,672 | 14 |
| Aperam (1) | 40 | 1 |
| ArcelorMittal | 751 | 10 |
| Atos | 866 | 60 |
| AXA | 6,205 | 143 |
| Biomerieux | 107 | 11 |
| BNP Paribas | 1,830 | 115 |
| Bouygues | 823 | 29 |
| Edenred | 1,669 | 46 |
| Eurofins Scientific | 125 | 32 |
| Eutelsat Communications | 2,146 | 70 |
| Faurecia | 690 | 22 |
| GDF Suez | 2,009 | 49 |
| Gecina | 310 | 42 |
| Iliad | 159 | 35 |
| Kering | 642 | 124 |
| L'Oreal | 365 | 57 |
| Legrand | 882 | 48 |
| Mersen | 818 | 20 |
| Nexans (1) | 581 | 18 |
| Pernod Ricard | 686 | 78 |

| | | |
|---|---|---|
| Rexel | 2,014 | 34 |
| Schneider Electric | 693 | 55 |
| Unibail-Rodamco | 167 | 43 |
| Zodiac Aerospace | 813 | 25 |
| | | 1,354 |

**Corporate Bonds 0.0%**

| | | |
|---|---|---|
| BNP Paribas, 1.375%, 3/17/17 (USD) | 15,000 | 15 |
| BNP Paribas, 2.70%, 8/20/18 (USD) | 25,000 | 25 |
| | | 40 |
| Total France (Cost $1,442) | | 1,394 |

## GERMANY 1.7%

**Common Stocks 1.4%**

| | | |
|---|---|---|
| Aixtron (1) | 1,468 | 18 |
| Allianz | 215 | 34 |
| BASF | 470 | 42 |
| Bayer | 1,472 | 209 |
| BMW | 430 | 46 |
| Brenntag | 1,102 | 53 |
| Commerzbank (1) | 1,925 | 29 |
| CTS Eventim | 601 | 16 |
| Deutsche Bank | 521 | 16 |
| Deutsche Boerse | 308 | 21 |
| Deutsche Euroshop | 71 | 3 |
| E.ON | 1,867 | 32 |
| Fresenius | 2,083 | 107 |
| GEA Group | 872 | 40 |
| Leoni | 756 | 43 |
| Munich Re | 579 | 114 |
| Norma | 1,073 | 50 |
| Pfeiffer Vacuum Technology | 147 | 12 |
| Siemens | 463 | 52 |

| | | |
|---|---|---|
| Sky Deutschland (1) | 7,454 | 63 |
| Stabilus (1) | 400 | 12 |
| Takkt | 1,111 | 17 |
| Telefonica Deutschland Holding | 10,291 | 51 |
| ThyssenKrupp (1) | 306 | 7 |
| Tom Tailor Holding (1) | 759 | 11 |
| Wirecard | 1,552 | 56 |
| | | 1,154 |
| **Corporate Bonds 0.0%** | | |
| KfW, 0.875%, 9/5/17 (USD) | 35,000 | 35 |
| | | 35 |
| **Preferred Stocks 0.3%** | | |
| Sartorius | 142 | 15 |
| Volkswagen | 928 | 198 |
| | | 213 |
| Total Germany (Cost $1,388) | | 1,402 |
| **GREECE 0.0%** | | |
| **Common Stocks 0.0%** | | |
| Piraeus Bank (1) | 18,111 | 26 |
| Total Greece (Cost $38) | | 26 |
| **HONG KONG 1.3%** | | |
| **Common Stocks 1.3%** | | |
| AIA Group | 51,600 | 288 |
| ASM Pacific Technology | 2,300 | 25 |
| Convenience Retail Asia | 30,000 | 20 |
| Hang Lung Properties | 17,000 | 53 |
| Hongkong & Shanghai Hotels | 9,000 | 14 |
| Hongkong Land Holdings (USD) | 2,000 | 14 |

| | | |
|---|---|---|
| Hutchison Whampoa | 14,000 | 178 |
| Hysan Development | 1,000 | 5 |
| Jardine Matheson Holdings (USD) | 800 | 48 |
| Kerry Properties | 11,000 | 38 |
| Pacific Textiles | 42,000 | 57 |
| Samsonite International | 22,200 | 74 |
| Sun Hung Kai Properties | 5,000 | 75 |
| Sun Hung Kai Properties, Warrants, 4/22/16 (1) | 333 | 1 |
| Trinity | 34,000 | 8 |
| VTech Holdings | 1,300 | 16 |
| Wharf Holdings | 1,000 | 7 |
| Wynn Macau | 34,000 | 125 |
| Total Hong Kong (Cost $989) | | 1,046 |

## INDIA 0.7%

**Common Stocks 0.7%**

| | | |
|---|---|---|
| Axis Bank, GDR (USD) | 2,270 | 80 |
| Dr. Reddy's Laboratories, ADR (USD) | 1,070 | 56 |
| HDFC Bank, ADR (USD) | 2,475 | 130 |
| ICICI Bank, ADR (USD) | 1,480 | 84 |
| Infosys, ADR (USD) | 1,779 | 119 |
| Larsen & Toubro, GDR (USD) | 1,147 | 31 |
| Sesa Sterlite, ADR (USD) | 250 | 4 |
| Tata Motors, ADR (USD) | 1,613 | 76 |
| Total India (Cost $410) | | 580 |

## INDONESIA 0.3%

**Common Stocks 0.3%**

| | | |
|---|---|---|
| Astra International | 64,000 | 36 |
| Bank Central Asia | 52,500 | 57 |
| Bank Mandiri | 39,200 | 34 |
| Hero Supermarket (1) | 17,000 | 4 |

| | | |
|---|---|---|
| Matahari Department Store | 9,400 | 11 |
| Mayora Indah | 8,933 | 21 |
| Sarana Menara Nusantara (1) | 111,300 | 38 |
| Summarecon Agung | 109,700 | 11 |
| Surya Citra Media | 53,400 | 15 |
| XL Axiata | 35,000 | 16 |
| Total Indonesia (Cost $242) | | 243 |

**IRELAND 0.1%**

**Common Stocks 0.1%**

| | | |
|---|---|---|
| DCC (GBP) | 1,003 | 56 |
| Paddy Power | 203 | 15 |
| Ryanair Holdings, ADR (USD) (1) | 910 | 51 |
| Total Ireland (Cost $106) | | 122 |

**ISRAEL 0.1%**

**Common Stocks 0.1%**

| | | |
|---|---|---|
| Teva Pharmaceutical Industries, ADR (USD) | 1,530 | 86 |
| Total Israel (Cost $79) | | 86 |

**ITALY 0.6%**

**Common Stocks 0.6%**

| | | |
|---|---|---|
| Banca Generali | 823 | 22 |
| Eni | 6,385 | 136 |
| Intesa Sanpaolo | 13,607 | 40 |
| Moncler | 2,649 | 37 |
| Prysmian | 1,888 | 33 |
| Telecom Italia, RSP | 119,169 | 106 |
| UniCredit | 8,930 | 65 |
| World Duty Free (1) | 3,840 | 32 |

| | | |
|---|---|---|
| Yoox (1) | 408 | 7 |
| Total Italy (Cost $466) | | 478 |

## JAPAN 4.8%

**Common Stocks 4.7%**

| | | |
|---|---|---|
| Ain Pharmaciez | 600 | 17 |
| Air Water | 4,000 | 64 |
| Aisin Seiki | 2,100 | 70 |
| Asahi Kasei | 5,000 | 42 |
| Astellas Pharma | 3,800 | 60 |
| Bank of the Ryukyus | 1,200 | 20 |
| Calbee | 200 | 7 |
| Canon | 600 | 19 |
| Central Japan Railway | 400 | 62 |
| Credit Saison | 3,500 | 74 |
| CyberAgent | 600 | 23 |
| Daido Steel | 1,000 | 4 |
| Daiichikosho | 800 | 20 |
| Denso | 600 | 28 |
| Dowa Holdings | 1,000 | 9 |
| FamilyMart | 2,100 | 84 |
| FP | 700 | 20 |
| Frontier Real Estate Investment | 1 | 5 |
| Fujitec | 1,000 | 10 |
| Fujitsu General | 2,000 | 26 |
| Furukawa | 1,000 | 2 |
| GLP J-REIT | 3 | 3 |
| Goldcrest Company | 100 | 2 |
| Hamamatsu Photonics | 500 | 23 |
| Hikari Tsushin | 400 | 27 |
| Honda Motor | 3,100 | 99 |
| Iida Group Holdings | 428 | 5 |

| | | |
|---|---|---|
| Inpex | 7,400 | 95 |
| ITOCHU | 5,900 | 72 |
| Japan Tobacco | 4,400 | 152 |
| Kakaku.com | 1,900 | 26 |
| KDDI | 500 | 32 |
| Kirin Holdings | 2,000 | 26 |
| Koito Manufacturing | 3,600 | 111 |
| Mabuchi Motor | 200 | 18 |
| Matsumotokiyoshi Holdings | 1,000 | 30 |
| Message | 600 | 19 |
| Miraca Holdings | 800 | 34 |
| Mitsubishi | 1,900 | 38 |
| Mitsubishi Electric | 4,000 | 52 |
| Mitsubishi Estate | 2,000 | 51 |
| Mitsubishi Materials | 1,000 | 3 |
| Mitsubishi Motors | 6,500 | 68 |
| Mitsubishi UFJ Financial | 4,700 | 28 |
| Mitsubishi UFJ Lease & Finance | 2,200 | 12 |
| Mitsui | 7,100 | 109 |
| Mitsui Fudosan | 500 | 16 |
| Musashi Seimitsu Industry | 1,100 | 21 |
| Nabtesco | 2,000 | 50 |
| Nagase & Company | 1,300 | 17 |
| Nakanishi | 500 | 17 |
| NHK Spring | 2,000 | 19 |
| Nihon Parkerizing | 700 | 17 |
| Nikkiso | 1,500 | 16 |
| Nippon Accommodations Fund | 3 | 11 |
| Nippon Kayaku | 1,000 | 13 |
| Nippon Prologis REIT | 2 | 5 |
| Nippon Seiki | 1,000 | 21 |
| Nippon Soda | 4,000 | 23 |
| Nippon Steel & Sumitomo Metal | 3,000 | 8 |
| Nippon Telegraph & Telephone | 3,600 | 225 |

| | | |
|---|---|---|
| Nippon Yusen Kabushiki Kaisha | 1,000 | 3 |
| Nissan Chemical Industries | 1,000 | 19 |
| Nissan Motor | 5,600 | 52 |
| Obara Group | 700 | 26 |
| Oiles | 600 | 12 |
| Olympus (1) | 1,400 | 51 |
| Otsuka Holdings | 1,400 | 50 |
| Panasonic | 1,800 | 22 |
| Pola Orbis Holdings | 500 | 21 |
| Press Kogyo | 7,000 | 29 |
| Recruit Holdings (1) | 600 | 20 |
| Rohto Pharmaceutical | 1,200 | 18 |
| Round One | 1,700 | 10 |
| Sankyo Tateyama | 1,000 | 18 |
| Sankyo-Gunma | 700 | 26 |
| Sanrio | 400 | 12 |
| Sanwa Holdings | 2,300 | 16 |
| Skylark (1) | 1,400 | 14 |
| SoftBank | 1,500 | 111 |
| Sony | 4,100 | 83 |
| Sony Financial | 4,700 | 76 |
| Start Today | 1,200 | 27 |
| Sumitomo | 14,900 | 161 |
| Sumitomo Mitsui Trust Holdings | 11,000 | 45 |
| Sumitomo Rubber Industries | 2,000 | 28 |
| Suzuki Motor | 1,200 | 41 |
| Takeda Pharmaceutical | 1,700 | 74 |
| Temp Holdings | 1,100 | 37 |
| The Bank of Yokohama | 2,000 | 12 |
| THK | 1,100 | 28 |
| Toei | 1,000 | 5 |
| Tokio Marine Holdings | 5,100 | 165 |
| Tokyo Electron | 200 | 12 |
| Tokyo Tatemono | 2,000 | 18 |

| | | |
|---|---|---|
| Toshiba Tec | 4,000 | 29 |
| Tosoh | 2,000 | 9 |
| Toyota Motor | 1,200 | 72 |
| UACJ | 6,000 | 22 |
| Unipres | 500 | 10 |
| VT Holdings | 4,100 | 16 |
| Wacom | 1,400 | 5 |
| Yahoo! Japan | 10,000 | 35 |
| Yellow Hat | 500 | 11 |
| | | 3,831 |
| **Corporate Bonds 0.1%** | | |
| Nissan Motor Acceptance, 1.95%, 9/12/17 (USD) (2) | 25,000 | 25 |
| | | 25 |
| Total Japan (Cost $3,642) | | 3,856 |
| **KUWAIT 0.0%** | | |
| **Common Stocks 0.0%** | | |
| National Bank of Kuwait | 3,734 | 13 |
| Total Kuwait (Cost $13) | | 13 |
| **LUXEMBOURG 0.0%** | | |
| **Common Stocks 0.0%** | | |
| ArcelorMittal (USD) | 100 | 1 |
| | | 1 |
| **Convertible Preferred Stock 0.0%** | | |
| ArcelorMittal (USD) | 147 | 3 |
| | | 3 |
| Total Luxembourg (Cost $5) | | 4 |

| | | |
|---|---|---|
| **NETHERLANDS 0.8%** | | |
| **Common Stocks 0.7%** | | |
| Aalberts Industries | 561 | 15 |
| Altice (1) | 778 | 48 |
| ASML Holding | 950 | 95 |
| Constellium (USD) (1) | 277 | 5 |
| Imcd (1) | 533 | 15 |
| ING Groep, GDR (1) | 3,750 | 54 |
| Kendrion | 528 | 15 |
| Koninklijke Ahold | 2,074 | 35 |
| Koninklijke DSM | 661 | 41 |
| Koninklijke Philips | 2,925 | 82 |
| Lyondellbasell Industries, Class A (USD) | 1,229 | 112 |
| NXP Semiconductors (USD) (1) | 830 | 57 |
| Ziggo (1) | 323 | 16 |
| | | 590 |
| **Corporate Bonds 0.1%** | | |
| ING US, FRN, 2.90%, 2/15/18 (USD) | 25,000 | 26 |
| | | 26 |
| Total Netherlands (Cost $535) | | 616 |
| **NEW ZEALAND 0.1%** | | |
| **Common Stocks 0.1%** | | |
| Fisher & Paykel Healthcare, Class C | 6,303 | 28 |
| Fletcher Building | 6,368 | 43 |
| Total New Zealand (Cost $67) | | 71 |
| **NORWAY 0.3%** | | |
| **Common Stocks 0.3%** | | |
| DNB | 7,308 | 134 |

| | | |
|---|---|---|
| Opera Software | 1,727 | 22 |
| Statoil | 2,443 | 56 |
| Storebrand (1) | 5,766 | 30 |
| XXL (1) | 1,279 | 12 |
| | | 254 |
| **Corporate Bonds 0.0%** | | |
| Statoil, 1.20%, 1/17/18 (USD) | 20,000 | 20 |
| | | 20 |
| Total Norway (Cost $260) | | 274 |
| **OMAN 0.0%** | | |
| **Common Stocks 0.0%** | | |
| Bank Muscat (SAOG), GDR (USD) | 2,019 | 15 |
| Total Oman (Cost $13) | | 15 |
| **PANAMA 0.0%** | | |
| **Government Bonds 0.0%** | | |
| Republic of Panama, 6.70%, 1/26/36 (USD) | 25,000 | 32 |
| Total Panama (Cost $28) | | 32 |
| **PERU 0.1%** | | |
| **Common Stocks 0.1%** | | |
| Compania de Minas Buenaventura, ADR (USD) | 1,150 | 10 |
| Southern Copper (USD) | 1,104 | 32 |
| Total Peru (Cost $48) | | 42 |
| **PHILIPPINES 0.2%** | | |
| **Common Stocks 0.2%** | | |
| BDO Unibank | 6,720 | 15 |

| | | |
|---|---|---|
| Yandex (USD) (1) | 1,065 | 30 |
| Total Russia (Cost $390) | | 377 |

## SINGAPORE 0.3%

**Common Stocks 0.3%**

| | | |
|---|---|---|
| Avago Technologies (USD) | 470 | 40 |
| CapitaMall Trust | 3,000 | 5 |
| DBS Group | 3,000 | 43 |
| Global Logistic Properties | 2,000 | 4 |
| Mapletree Industrial Trust | 5,000 | 6 |
| Sembcorp Industries | 5,000 | 19 |
| United Overseas Bank | 4,000 | 72 |
| Venture | 1,000 | 6 |
| Wilmar International | 11,000 | 27 |
| Yoma Strategic Holdings (1) | 24,000 | 13 |
| Total Singapore (Cost $205) | | 235 |

## SOUTH AFRICA 0.4%

**Common Stocks 0.4%**

| | | |
|---|---|---|
| AngloGold Ashanti (1) | 1,022 | 8 |
| Aspen Pharmacare Holdings | 3,211 | 115 |
| Mr Price | 981 | 20 |
| Sanlam | 6,013 | 38 |
| Shoprite Holdings | 4,498 | 65 |
| Woolworths Holdings | 6,711 | 48 |
| Total South Africa (Cost $264) | | 294 |

## SOUTH KOREA 1.0%

**Common Stocks 1.0%**

| | | |
|---|---|---|
| AfreecaTV | 883 | 25 |

| | | |
|---|---|---|
| Binggrae | 355 | 27 |
| CJ CheilJedang | 55 | 20 |
| GS Retail | 641 | 15 |
| Hana Financial Group | 1,739 | 60 |
| Hyundai Glovis | 73 | 18 |
| Hyundai Mobis | 284 | 68 |
| Hyundai Motor | 412 | 66 |
| Korea Zinc | 15 | 6 |
| Korean Reinsurance | 1,199 | 13 |
| KT&G | 698 | 62 |
| LG Household & Health Care | 159 | 93 |
| LS Industrial Systems | 213 | 12 |
| NAVER | 127 | 89 |
| POSCO | 37 | 11 |
| Samsung Electronics | 109 | 126 |
| Shinhan Financial Group | 715 | 34 |
| SK Hynix (1) | 950 | 44 |
| | | 789 |
| **Corporate Bonds 0.0%** | | |
| Hyundai Capital America, 2.55%, 2/6/19 (USD) (2) | 20,000 | 20 |
| | | 20 |
| Total South Korea (Cost $760) | | 809 |
| **SPAIN 0.7%** | | |
| **Common Stocks 0.7%** | | |
| Acerinox | 4,067 | 60 |
| Amadeus IT Holding, A Shares | 1,554 | 57 |
| Applus Services (1) | 780 | 9 |
| Axia Real Estate Socimi (1) | 1,462 | 18 |
| Banco Bilbao Vizcaya Argentaria | 9,021 | 101 |
| Baron de Ley (1) | 107 | 10 |
| Carbures Europe (1)(4) | 984 | 3 |

| | | |
|---|---|---|
| Enagas | 1,067 | 36 |
| Gas Natural | 2,283 | 66 |
| Grifols | 632 | 26 |
| Inmobiliaria Colonial (1) | 1,110 | 1 |
| Jazztel (1) | 2,095 | 33 |
| Laboratorios Farmaceuticos Rovi | 1,226 | 13 |
| Telefonica | 7,309 | 110 |
| Vidrala | 298 | 12 |
| Vidrala, Rights, 11/13/14 | 298 | 1 |
| Total Spain (Cost $510) | | 556 |

**SWEDEN 0.8%**

**Common Stocks 0.8%**

| | | |
|---|---|---|
| Assa Abloy, B Shares | 944 | 50 |
| Autoliv, GDR | 200 | 18 |
| Avanza Holding Bank | 622 | 20 |
| Byggmax | 1,377 | 9 |
| Elekta, B Shares | 3,409 | 35 |
| Hexagon, B Shares | 1,699 | 57 |
| Hufvudstaden, A Shares | 265 | 4 |
| Indutrade | 226 | 9 |
| Lindab International (1) | 915 | 8 |
| LM Ericsson | 1,784 | 21 |
| Nibe Industrier, B Shares | 502 | 13 |
| Nordea Bank | 2,287 | 29 |
| Sanitec | 1,404 | 18 |
| SSAB (1) | 2,193 | 16 |
| Svenska Cellulosa, B Shares | 2,141 | 48 |
| Svenska Handelsbanken, A Shares | 3,542 | 169 |
| Swedbank | 1,625 | 43 |
| Volvo, B Shares | 3,295 | 38 |

## TURKEY 0.2%

| | | |
|---|---|---|
| **Common Stocks 0.2%** | | |
| Anadolu Efes Biracilik Ve Malt Sanayii (1) | 974 | 12 |
| BIM Birlesik Magazalar | 1,917 | 44 |
| Turkiye Garanti Bankasi | 12,567 | 49 |
| Turkiye Halk Bankasi | 2,283 | 15 |
| | | 120 |
| **Government Bonds 0.0%** | | |
| Republic of Turkey, 7.00%, 6/5/20 (USD) | 25,000 | 29 |
| | | 29 |
| Total Turkey (Cost $142) | | 149 |

## UNITED ARAB EMIRATES 0.2%

| | | |
|---|---|---|
| **Common Stocks 0.2%** | | |
| Air Arabia | 54,884 | 20 |
| DP World (USD) | 3,609 | 69 |
| Emaar Properties | 7,482 | 21 |
| First Gulf Bank | 2,024 | 10 |
| Islamic Arab Insurance (1) | 30,570 | 6 |
| Total United Arab Emirates (Cost $102) | | 126 |

## UNITED KINGDOM 5.9%

| | | |
|---|---|---|
| **Common Stocks 5.7%** | | |
| 3I Group | 3,574 | 23 |
| Abcam | 3,368 | 22 |
| AMEC | 3,603 | 60 |
| Anglo American | 1,498 | 32 |
| Anglo Pacific | 481 | 1 |
| ARM Holdings | 6,608 | 94 |
| Aveva | 1,199 | 30 |

| | | |
|---|---|---|
| Aviva | 9,963 | 83 |
| Barclays | 29,557 | 113 |
| Barclays, ADR (USD) | 8,321 | 128 |
| BG Group | 1,518 | 25 |
| BHP Billiton | 3,001 | 78 |
| British Sky Broadcasting | 5,952 | 84 |
| Burberry | 2,030 | 50 |
| Capita | 4,598 | 81 |
| Centamin | 6,264 | 5 |
| Close Brothers Group | 450 | 11 |
| Compass Group | 5,936 | 96 |
| Derwent London | 142 | 7 |
| Direct Line Insurance | 29,955 | 132 |
| Dixons Carphone | 7,742 | 49 |
| Domino Printing Sciences | 1,895 | 18 |
| easyJet | 1,366 | 33 |
| Ebiquity (1) | 5,376 | 10 |
| Exova | 7,279 | 20 |
| Experian | 3,561 | 54 |
| Flybe (1) | 11,018 | 21 |
| Genel Energy (1) | 110 | 1 |
| GKN | 15,903 | 81 |
| GlaxoSmithKline, ADR (USD) | 3,728 | 170 |
| Glencore | 5,681 | 29 |
| Great Portland Estates | 352 | 4 |
| Hammerson | 529 | 5 |
| Hays | 10,361 | 20 |
| Huntsworth | 8,761 | 6 |
| Informa | 1,937 | 15 |
| Intermediate Capital | 2,575 | 17 |
| Intertek | 370 | 16 |
| Investec | 11,852 | 109 |
| IP (1) | 3,462 | 11 |
| IQE (1) | 71,764 | 19 |

| | | |
|---|---|---|
| ITE Group | 2,716 | 7 |
| Johnson Matthey | 72 | 3 |
| Jupiter Fund Management | 5,084 | 29 |
| Kingfisher | 7,366 | 36 |
| Ladbrokes | 4,370 | 8 |
| Land Securities | 3,312 | 59 |
| Liberty Global, Series A (USD) (1) | 1,170 | 53 |
| Liberty Global, Series C (USD) (1) | 2,049 | 91 |
| Lloyds Banking Group (1) | 119,955 | 148 |
| London Stock Exchange | 635 | 20 |
| Lonmin (1) | 1,000 | 3 |
| Marks & Spencer Group | 12,316 | 80 |
| National Grid | 4,185 | 62 |
| Ophir Energy (1) | 4,023 | 12 |
| Oxford Instruments | 1,264 | 22 |
| Paypoint | 2,016 | 28 |
| Persimmon | 4,062 | 95 |
| Petra Diamonds (1) | 7,744 | 21 |
| Playtech | 1,847 | 21 |
| Polypipe | 3,492 | 13 |
| Premier Oil | 776 | 3 |
| Prudential | 1,072 | 25 |
| Randgold Resources | 272 | 16 |
| Rathbone Brothers | 317 | 10 |
| Rio Tinto | 2,514 | 120 |
| Rio Tinto, ADR (USD) | 90 | 4 |
| Rolls-Royce (1) | 9,167 | 124 |
| Royal Bank of Scotland (1) | 19,837 | 123 |
| Royal Dutch Shell, ADR (USD) | 606 | 44 |
| Royal Dutch Shell, B Shares | 1,582 | 59 |
| Royal Dutch Shell, B Shares, ADR (USD) | 3,936 | 294 |
| SABMiller | 599 | 34 |
| SABMiller (ZAR) | 1,349 | 76 |
| Salamander Energy (1) | 4,863 | 8 |

| | | |
|---|---|---|
| Serco Group | 8,087 | 39 |
| Shaftesbury | 895 | 10 |
| SSE | 5,313 | 136 |
| Standard Chartered | 7,232 | 109 |
| Ted Baker | 814 | 25 |
| Tesco | 10,084 | 28 |
| Tullow Oil | 1,675 | 13 |
| Unilever | 2,506 | 101 |
| Vesuvius | 2,955 | 20 |
| Victrex | 1,267 | 34 |
| Vodafone, ADR (USD) | 3,670 | 122 |
| Volution (1) | 5,748 | 13 |
| WANdisco (1) | 1,347 | 9 |
| William Hill | 11,155 | 64 |
| WPP | 10,311 | 201 |
| Xchanging | 9,753 | 30 |
| YouGov | 9,267 | 18 |
| | | 4,586 |

**Corporate Bonds 0.2%**

| | | |
|---|---|---|
| Abbey National Treasury Services, 1.375%, 3/13/17 (USD) | 25,000 | 25 |
| Abbey National Treasury Services, 2.35%, 9/10/19 (USD) | 25,000 | 25 |
| BP Capital Markets, 1.375%, 11/6/17 (USD) | 20,000 | 20 |
| HSBC Holdings, 5.10%, 4/5/21 (USD) | 20,000 | 22 |
| Rio Tinto Finance USA, 1.375%, 6/17/16 (USD) | 25,000 | 25 |
| Royal Bank of Scotland, 2.55%, 9/18/15 (USD) | 50,000 | 51 |
| | | 168 |

**Preferred Stocks 0.0%**

| | | |
|---|---|---|
| Rolls-Royce (1) | 732,600 | 1 |
| | | 1 |

| | | |
|---|---|---|
| Total United Kingdom (Cost $4,881) | | 4,755 |

## UNITED STATES 59.8%

**Common Stocks 25.9%**

| | | |
|---|---|---|
| 3M | 623 | 96 |
| AbbVie | 1,970 | 125 |
| ACADIA Pharmaceuticals (1) | 741 | 21 |
| Acadia Realty Trust, REIT | 229 | 7 |
| Acceleron Pharma (1) | 265 | 10 |
| Actavis (1) | 407 | 99 |
| AES | 8,990 | 126 |
| Aetna | 470 | 39 |
| Agilent Technologies | 2,950 | 163 |
| Air Products & Chemicals | 31 | 4 |
| Airgas | 100 | 11 |
| Akamai Technologies (1) | 342 | 21 |
| Alcoa | 910 | 15 |
| Alexander & Baldwin | 30 | 1 |
| Alexandria Real Estate, REIT | 118 | 10 |
| Alexion Pharmaceuticals (1) | 850 | 163 |
| Align Technology (1) | 363 | 19 |
| Allegheny Technologies | 100 | 3 |
| Allergan | 732 | 139 |
| Allstate | 570 | 37 |
| Alnylam Pharmaceuticals (1) | 246 | 23 |
| AM Castle (1) | 150 | 1 |
| Amazon.com (1) | 1,289 | 394 |
| American Airlines | 11,213 | 464 |
| American Campus Communities, REIT | 178 | 7 |
| American Electric Power | 1,948 | 114 |
| American Express | 545 | 49 |
| American Tower, REIT | 1,237 | 121 |
| Ameriprise Financial | 1,137 | 143 |
| AmerisourceBergen | 216 | 18 |
| Amgen | 430 | 70 |

| | | |
|---|---|---|
| Anadarko Petroleum | 801 | 74 |
| Antero Resources (1) | 282 | 15 |
| Apache | 2,035 | 157 |
| Apple | 2,479 | 268 |
| Applied Materials | 625 | 14 |
| Ashland | 454 | 49 |
| Autodesk (1) | 437 | 25 |
| AutoZone (1) | 16 | 9 |
| AvalonBay Communities, REIT | 203 | 32 |
| Avon | 270 | 3 |
| AZZ | 44 | 2 |
| Babcock & Wilcox | 195 | 6 |
| Ball | 71 | 5 |
| Bank of America | 12,921 | 222 |
| Bank of New York Mellon | 2,120 | 82 |
| Becton, Dickinson & Company | 160 | 21 |
| Berry Plastics (1) | 140 | 4 |
| Biogen Idec (1) | 686 | 220 |
| BlackRock | 160 | 55 |
| Boeing | 3,313 | 414 |
| Bonanza Creek Energy (1) | 40 | 2 |
| Boston Beer, Class A (1) | 24 | 6 |
| Boston Properties, REIT | 201 | 25 |
| Bristow Group | 30 | 2 |
| Bunge Limited | 1,257 | 111 |
| CA | 840 | 24 |
| Calpine (1) | 2,760 | 63 |
| Camden Property Trust, REIT | 166 | 13 |
| Cameron International (1) | 79 | 5 |
| Cardinal Health | 324 | 25 |
| CarMax (1) | 815 | 46 |
| Carnival | 4,438 | 178 |
| Carpenter Technology | 10 | 1 |
| CBL & Associates Properties, REIT | 198 | 4 |

| | | |
|---|---|---|
| Celanese, Series A | 2,185 | 128 |
| Celgene (1) | 979 | 105 |
| CenterPoint Energy | 100 | 2 |
| CF Industries | 5 | 1 |
| Chesapeake Energy | 3,300 | 73 |
| Chevron | 30 | 4 |
| Chipotle Mexican Grill (1) | 202 | 129 |
| Cigna | 1,322 | 132 |
| Cimarex Energy | 671 | 76 |
| Cisco Systems | 3,670 | 90 |
| Citigroup | 5,120 | 274 |
| Clearwater Paper (1) | 20 | 1 |
| Cloud Peak Energy (1) | 300 | 4 |
| Cognizant Technology Solutions (1) | 149 | 7 |
| Comcast, Class A | 695 | 38 |
| Comcast, Special Class A | 1,240 | 68 |
| Commercial Metals | 150 | 3 |
| ConAgra | 1,910 | 66 |
| Concho Resources (1) | 1,128 | 123 |
| CONSOL Energy | 451 | 17 |
| Constellation Brands, Class A (1) | 82 | 7 |
| Continental Resources (1) | 499 | 28 |
| Cooper Companies | 7 | 1 |
| Costco Wholesale | 235 | 31 |
| Covidien | 1,160 | 107 |
| Crown Castle International, REIT | 797 | 62 |
| CVS Health | 1,610 | 138 |
| Danaher | 3,493 | 281 |
| DCT Industrial Trust, REIT | 966 | 8 |
| Delphi Automotive | 107 | 7 |
| Delta Air Lines | 1,730 | 70 |
| Diamondback Energy (1) | 86 | 6 |
| Digital Realty Trust, REIT | 380 | 26 |
| Discover Financial | 1,809 | 115 |

| | | |
|---|---|---|
| Discovery Communications, Class C (1) | 564 | 20 |
| Douglas Emmett, REIT | 722 | 20 |
| Dr Pepper Snapple | 993 | 69 |
| Dynegy (1) | 110 | 3 |
| Eagle Materials | 60 | 5 |
| EastGroup Properties, REIT | 75 | 5 |
| Eclipse Resources (1) | 28 | — |
| Ecolab | 797 | 89 |
| EI du Pont de Nemours | 10 | 1 |
| Electronic Arts (1) | 210 | 9 |
| Eli Lilly | 358 | 24 |
| Energizer | 315 | 39 |
| Entergy | 1,000 | 84 |
| EOG Resources | 113 | 11 |
| EQT | 926 | 87 |
| Equifax | 355 | 27 |
| Equity Residential, REIT | 354 | 25 |
| Essex Property Trust, REIT | 143 | 29 |
| Estee Lauder, Class A | 297 | 22 |
| Evercore Partners | 271 | 14 |
| Exelon | 3,180 | 116 |
| Exterran Holdings | 105 | 4 |
| Exxon Mobil Corporation | 190 | 18 |
| Facebook (1) | 2,911 | 218 |
| Federal Realty Investment Trust, REIT | 186 | 24 |
| FedEx | 591 | 99 |
| FirstEnergy | 3,480 | 130 |
| Fiserv (1) | 842 | 58 |
| Flotek Industries (1) | 70 | 2 |
| Flowserve | 288 | 20 |
| FNF | 760 | 23 |
| Fossil (1) | 24 | 2 |
| Freeport-McMoRan | 577 | 16 |
| GE | 16,551 | 427 |

| | | |
|---|---|---|
| Generac Holdings (1) | 262 | 12 |
| General Growth Properties, REIT | 1,402 | 36 |
| Gilead Sciences (1) | 2,776 | 311 |
| Google, Class A (1) | 428 | 243 |
| Google, Class C (1) | 520 | 291 |
| Grubhub (1) | 593 | 22 |
| Halliburton | 107 | 6 |
| Hanesbrands | 283 | 30 |
| Harley-Davidson | 88 | 6 |
| Harman International | 431 | 46 |
| Harsco | 234 | 5 |
| HCA Holdings (1) | 1,940 | 136 |
| Healthcare Realty Trust, REIT | 264 | 7 |
| Helix Energy Solutions Group (1) | 120 | 3 |
| Henry Schein (1) | 120 | 14 |
| Hess | 115 | 10 |
| Highwoods Properties, REIT | 170 | 7 |
| Hilton Worldwide Holdings (1) | 1,103 | 28 |
| Home Depot | 747 | 73 |
| Honeywell International | 1,931 | 186 |
| Horsehead Holding (1) | 75 | 1 |
| Hospira (1) | 2,210 | 119 |
| Host Hotels & Resorts, REIT | 396 | 9 |
| IAC/InterActiveCorp | 165 | 11 |
| IDEXX Laboratories (1) | 132 | 19 |
| IHS (1) | 430 | 56 |
| Illumina (1) | 179 | 34 |
| Ingredion | 1,364 | 105 |
| Intercept Pharmaceuticals (1) | 22 | 6 |
| Intercontinental Exchange | 559 | 116 |
| International Flavors & Fragrances | 15 | 2 |
| International Paper | 1,751 | 89 |
| Intuit | 11 | 1 |
| Intuitive Surgical (1) | 195 | 97 |

| | | |
|---|---|---|
| Invesco | 2,214 | 90 |
| Isis Pharmaceuticals (1) | 320 | 15 |
| J.B. Hunt Transport Services | 142 | 11 |
| Jacobs Engineering Group (1) | 67 | 3 |
| JC Penney (1) | 5,380 | 41 |
| Johnson & Johnson | 969 | 104 |
| Johnson Controls | 100 | 5 |
| JPMorgan Chase | 4,730 | 286 |
| Kansas City Southern | 599 | 74 |
| Kapstone Paper & Packaging (1) | 86 | 3 |
| Kate Spade (1) | 911 | 25 |
| Kellogg | 250 | 16 |
| Keurig Green Mountain | 21 | 3 |
| Kilroy Realty, REIT | 241 | 16 |
| Kimco Realty, REIT | 842 | 21 |
| Kohl's | 732 | 40 |
| L Brands | 315 | 23 |
| Las Vegas Sands | 1,717 | 107 |
| Lennar, Class A | 472 | 20 |
| LinkedIn (1) | 334 | 76 |
| Lowe's | 4,160 | 238 |
| Lumber Liquidators (1) | 163 | 9 |
| Macerich Company, REIT | 414 | 29 |
| Marathon Oil | 2,720 | 96 |
| Marriott, Class A | 125 | 9 |
| Marsh & McLennan | 2,045 | 111 |
| Martin Marietta Materials | 419 | 49 |
| MasterCard, Class A | 1,549 | 130 |
| Matador Resources (1) | 124 | 3 |
| McKesson | 1,130 | 230 |
| MDU Resources | 1,620 | 46 |
| MeadWestvaco | 56 | 2 |
| Medtronic | 648 | 44 |
| Merck | 4,560 | 264 |

| | | |
|---|---|---|
| MetLife | 4,158 | 226 |
| MGM Resorts International (1) | 979 | 23 |
| Michael Kors Holdings (1) | 224 | 18 |
| Micron Technology (1) | 3,970 | 131 |
| Microsoft | 1,611 | 76 |
| Minerals Technologies | 20 | 2 |
| Mondelez International | 231 | 8 |
| Monsanto | 246 | 28 |
| Monster Beverage (1) | 33 | 3 |
| Morgan Stanley | 6,962 | 243 |
| Mosaic | 130 | 6 |
| National Oilwell Varco | 330 | 24 |
| Netflix (1) | 295 | 116 |
| NetSuite (1) | 264 | 29 |
| Nike, Class B | 755 | 70 |
| NiSource | 445 | 19 |
| Northern Trust | 126 | 8 |
| NRG Energy | 5,603 | 168 |
| Nucor | 163 | 9 |
| O'Reilly Automotive (1) | 314 | 55 |
| Oasis Petroleum (1) | 50 | 1 |
| Occidental Petroleum | 60 | 5 |
| PACCAR | 472 | 31 |
| Pall | 55 | 5 |
| Pandora Media (1) | 1,455 | 28 |
| PDC Energy (1) | 54 | 2 |
| Pebblebrook Hotel Trust, REIT | 146 | 6 |
| PepsiCo | 989 | 95 |
| Pfizer | 7,247 | 217 |
| PG&E | 2,464 | 124 |
| Pharmacyclics (1) | 222 | 29 |
| Philip Morris International | 1,414 | 126 |
| Phillips 66 | 1,229 | 96 |
| Pioneer Natural Resources | 1,421 | 269 |

| | | |
|---|---|---|
| Platform Specialty Products (1) | 30 | 1 |
| Plum Creek Timber, REIT | 149 | 6 |
| PNC Financial Services Group | 807 | 70 |
| PNM Resources | 77 | 2 |
| Polaris Industries | 9 | 1 |
| Post Properties, REIT | 28 | 2 |
| Praxair | 388 | 49 |
| Precision Castparts | 386 | 85 |
| Priceline (1) | 289 | 349 |
| Procter & Gamble | 230 | 20 |
| Prologis, REIT | 785 | 33 |
| Proofpoint (1) | 92 | 4 |
| PS Business Parks, REIT | 59 | 5 |
| Public Storage, REIT | 160 | 29 |
| PVH | 21 | 2 |
| Qualcomm | 954 | 75 |
| Quanta Services (1) | 163 | 6 |
| Ralph Lauren | 15 | 2 |
| Range Resources | 568 | 39 |
| Red Hat (1) | 437 | 26 |
| Regency Centers, REIT | 385 | 23 |
| Regeneron Pharmaceuticals (1) | 177 | 70 |
| Republic Services | 240 | 9 |
| Rite Aid (1) | 5,890 | 31 |
| RLJ Lodging Trust, REIT | 150 | 5 |
| Roper Industries | 699 | 111 |
| Ross Stores | 298 | 24 |
| Royal Gold | 107 | 6 |
| RPM | 193 | 9 |
| RTI International Metals (1) | 100 | 2 |
| Ryerson Holding (1) | 81 | 1 |
| salesforce.com (1) | 1,578 | 101 |
| Salix Pharmaceuticals (1) | 98 | 14 |
| Schlumberger | 122 | 12 |

| | | |
|---|---|---|
| Schweitzer-Mauduit International | 30 | 1 |
| Seagate Technology | 780 | 49 |
| Seattle Genetics (1) | 241 | 9 |
| ServiceNow (1) | 770 | 52 |
| Sherwin-Williams | 655 | 150 |
| Simon Property Group, REIT | 350 | 63 |
| SL Green Realty, REIT | 248 | 29 |
| SM Energy | 149 | 8 |
| Spectra Energy | 1,070 | 42 |
| Sprouts Farmers Market (1) | 93 | 3 |
| Starbucks | 2,116 | 160 |
| Starwood Hotels & Resorts Worldwide | 344 | 26 |
| State Street | 2,590 | 195 |
| Steel Dynamics | 1,590 | 37 |
| Stillwater Mining (1) | 436 | 6 |
| Stratasys (1) | 70 | 8 |
| Stryker | 171 | 15 |
| Sysco | 2,622 | 101 |
| T-Mobile US (1) | 1,150 | 34 |
| Taubman Centers, REIT | 120 | 9 |
| TD Ameritrade Holding | 2,845 | 96 |
| Terex | 1,160 | 33 |
| Terreno Realty, REIT | 123 | 3 |
| Tesco | 40 | 1 |
| Tesla Motors (1) | 114 | 28 |
| Texas Instruments | 2,465 | 122 |
| Textron | 1,530 | 64 |
| Thermo Fisher Scientific | 2,822 | 332 |
| Tiffany | 52 | 5 |
| Time Warner | 300 | 24 |
| Time Warner Cable, Class A | 265 | 39 |
| Trimble Navigation (1) | 27 | 1 |
| TripAdvisor (1) | 433 | 38 |
| TSC | 424 | 31 |

| | | |
|---|---|---|
| Twenty-First Century Fox, Class A | 570 | 20 |
| Twitter (1) | 2,140 | 89 |
| Tyco International | 564 | 24 |
| U.S. Bancorp | 504 | 21 |
| U.S. Steel | 250 | 10 |
| Union Pacific | 428 | 50 |
| United Continental (1) | 717 | 38 |
| United Technologies | 2,247 | 240 |
| UnitedHealth Group | 2,245 | 213 |
| US Silica Holdings | 100 | 4 |
| V. F. | 37 | 2 |
| Valmont Industries | 5 | 1 |
| VeriSign (1) | 283 | 17 |
| Vertex Pharmaceuticals (1) | 564 | 64 |
| Viacom, Class B | 1,050 | 76 |
| Visa, Class A | 1,260 | 304 |
| VMware, Class A (1) | 91 | 8 |
| Vornado Realty Trust, REIT | 203 | 22 |
| Vulcan Materials | 676 | 42 |
| Wabtec | 328 | 28 |
| Walgreen | 180 | 12 |
| Walt Disney | 1,341 | 123 |
| Weingarten Realty Investors, REIT | 271 | 10 |
| WellPoint | 949 | 120 |
| Wells Fargo | 3,095 | 164 |
| Western Digital | 510 | 50 |
| Western Union | 4,050 | 69 |
| Weyerhaeuser, REIT | 5,849 | 198 |
| Whiting Petroleum (1) | 180 | 11 |
| Whole Foods Market | 613 | 24 |
| Windstream Holdings | 1,756 | 18 |
| Workday (1) | 80 | 8 |
| Worthington Industries | 180 | 7 |
| WPX Energy (1) | 1,341 | 26 |

| | | |
|---|---|---|
| Wynn Resorts | 756 | 144 |
| Xerox | 11,860 | 157 |
| XL Group | 2,007 | 68 |
| Xylem | 130 | 5 |
| Yahoo! (1) | 1,553 | 71 |
| Yum! Brands | 230 | 17 |
| Zillow (1) | 150 | 16 |
| | | 20,964 |
| **Convertible Preferred Stock 0.0%** | | |
| Dropbox, Series C, Acquisition Date: 1/30/14, Cost $6 (1)(4)(5) | 331 | 6 |
| | | 6 |
| **Convertible Bonds 0.0%** | | |
| Forest City Enterprises, 4.25%, 8/15/18 | 3,000 | 3 |
| | | 3 |
| **Corporate Bonds 4.0%** | | |
| AbbVie, 1.75%, 11/6/17 | 20,000 | 20 |
| Aetna, 2.20%, 3/15/19 | 15,000 | 15 |
| Altria Group, 4.75%, 5/5/21 | 20,000 | 22 |
| American Airlines, 3.70%, 4/1/28 | 35,000 | 35 |
| American Express, 5.50%, 9/12/16 | 15,000 | 16 |
| American Express Credit, 2.125%, 7/27/18 | 25,000 | 25 |
| American International Group, 2.30%, 7/16/19 | 15,000 | 15 |
| Ameriprise Financial, 7.30%, 6/28/19 | 20,000 | 24 |
| Amgen, 2.125%, 5/15/17 | 25,000 | 25 |
| Apple, 1.00%, 5/3/18 | 20,000 | 20 |
| Arrow Electronics, 3.00%, 3/1/18 | 20,000 | 21 |
| AT&T, 1.40%, 12/1/17 | 25,000 | 25 |
| AT&T, 2.95%, 5/15/16 | 15,000 | 15 |
| Baltimore Gas & Electric, 3.35%, 7/1/23 | 25,000 | 26 |
| Bank of America, 1.50%, 10/9/15 | 25,000 | 25 |
| Bank of America, 4.125%, 1/22/24 | 25,000 | 26 |
| Bank of New York Mellon, 0.70%, 10/23/15 | 25,000 | 25 |

| | | |
|---|---|---|
| BB&T, 2.05%, 6/19/18 | 15,000 | 15 |
| Berkshire Hathaway, 1.55%, 2/9/18 | 25,000 | 25 |
| Berkshire Hathaway Energy, 5.15%, 11/15/43 | 25,000 | 28 |
| Bunge Finance, 5.90%, 4/1/17 | 25,000 | 27 |
| Bunge Limited Finance, 5.10%, 7/15/15 | 25,000 | 26 |
| Cameron International, 1.40%, 6/15/17 | 25,000 | 25 |
| Caterpillar Financial Services, 0.70%, 11/6/15 | 20,000 | 20 |
| Catholic Health Initiatives, 2.95%, 11/1/22 | 25,000 | 24 |
| CC Holdings, 3.849%, 4/15/23 | 25,000 | 25 |
| Celgene Corporation, 2.30%, 8/15/18 | 25,000 | 25 |
| Chevron, 2.427%, 6/24/20 | 25,000 | 25 |
| Citigroup, 1.25%, 1/15/16 | 4,000 | 4 |
| CMS Energy, 4.875%, 3/1/44 | 25,000 | 27 |
| CNA Financial, 3.95%, 5/15/24 | 5,000 | 5 |
| CNA Financial, 5.875%, 8/15/20 | 25,000 | 29 |
| Cox Communications, 2.95%, 6/30/23 (2) | 20,000 | 19 |
| Cox Communications, 6.25%, 6/1/18 (2) | 25,000 | 29 |
| DCP Midstream Operating, 3.875%, 3/15/23 | 25,000 | 25 |
| DDR, 3.375%, 5/15/23 | 25,000 | 24 |
| Delphi, 4.15%, 3/15/24 | 15,000 | 15 |
| Delphi, 6.125%, 5/15/21 | 25,000 | 27 |
| DirecTV Holdings, 2.40%, 3/15/17 | 25,000 | 26 |
| DirecTV Holdings, 3.55%, 3/15/15 | 25,000 | 25 |
| Dow Chemical, 4.25%, 11/15/20 | 20,000 | 21 |
| Duke Energy, 1.625%, 8/15/17 | 25,000 | 25 |
| Duke Energy, 2.10%, 6/15/18 | 25,000 | 25 |
| Eaton Vance, 3.625%, 6/15/23 | 15,000 | 15 |
| Enbridge Energy Partners, 5.20%, 3/15/20 | 25,000 | 28 |
| Energy Transfer Partners, 5.20%, 2/1/22 | 20,000 | 22 |
| EnLink Midstream Partners, 2.70%, 4/1/19 | 5,000 | 5 |
| Enterprise Products Operations, 3.35%, 3/15/23 | 25,000 | 25 |
| Enterprise Products Operations, 4.85%, 3/15/44 | 25,000 | 26 |
| EQT Midstream Partners, 4.00%, 8/1/24 | 25,000 | 25 |
| ERAC USA Finance, 2.75%, 3/15/17 (2) | 20,000 | 21 |

| | | |
|---|---|---|
| ERAC USA Finance, 2.80%, 11/1/18 (2) | 5,000 | 5 |
| Exelon Generation, 5.20%, 10/1/19 | 25,000 | 28 |
| Exelon Generation, 6.25%, 10/1/39 | 15,000 | 18 |
| Express Scripts, 3.125%, 5/15/16 | 20,000 | 21 |
| Fifth Third Bancorp, 4.30%, 1/16/24 | 25,000 | 26 |
| Fiserv, 3.125%, 6/15/16 | 25,000 | 26 |
| Florida Gas Transmission, 3.875%, 7/15/22 (2) | 20,000 | 20 |
| GATX, 1.25%, 3/4/17 | 10,000 | 10 |
| GE Capital, 1.00%, 12/11/15 | 25,000 | 25 |
| GE Capital, 1.625%, 4/2/18 | 50,000 | 50 |
| George Washington University, 4.30%, 9/15/44 | 15,000 | 15 |
| Gilead Sciences, 2.05%, 4/1/19 | 25,000 | 25 |
| Goldman Sachs, 3.625%, 2/7/16 | 25,000 | 26 |
| Goldman Sachs, 6.75%, 10/1/37 | 10,000 | 12 |
| Goldman Sachs, 7.50%, 2/15/19 | 20,000 | 24 |
| Harvard University, Presidents & Fellows, 3.619%, 10/1/37 | 25,000 | 24 |
| Howard Hughes Medical Institute, 3.50%, 9/1/23 | 20,000 | 21 |
| Humana, 2.625%, 10/1/19 | 25,000 | 25 |
| Intercontinental Exchange, 2.50%, 10/15/18 | 5,000 | 5 |
| International Paper, 5.25%, 4/1/16 | 25,000 | 27 |
| Interpublic Group of Companies, 4.00%, 3/15/22 | 25,000 | 25 |
| J.B. Hunt Transportation Services, 2.40%, 3/15/19 | 5,000 | 5 |
| Jefferies Group, 3.875%, 11/9/15 | 25,000 | 26 |
| John Deere Capital, 1.70%, 1/15/20 | 25,000 | 24 |
| JPMorgan Chase, 3.375%, 5/1/23 | 90,000 | 88 |
| Keysight Technologies, 3.30%, 10/30/19 (2) | 25,000 | 25 |
| Kilroy Realty, 4.25%, 8/15/29 | 25,000 | 25 |
| KLA-Tenor, 3.375%, 11/1/19 | 25,000 | 25 |
| Kroger, 1.20%, 10/17/16 | 5,000 | 5 |
| Liberty Mutual Insurance, 4.25%, 6/15/23 (2) | 10,000 | 10 |
| Liberty Mutual Insurance, 4.85%, 8/1/44 (2) | 20,000 | 20 |
| Marathon Oil, 0.90%, 11/1/15 | 25,000 | 25 |
| Marsh & McLennan, 2.35%, 9/10/19 | 50,000 | 50 |
| McKesson, 1.292%, 3/10/17 | 15,000 | 15 |

| | | |
|---|---|---|
| McKesson, 1.40%, 3/15/18 | 25,000 | 25 |
| Merrill Lynch, 6.875%, 4/25/18 | 25,000 | 29 |
| Morgan Stanley, 1.75%, 2/25/16 | 25,000 | 25 |
| Morgan Stanley, 2.125%, 4/25/18 | 40,000 | 40 |
| Nabors Industries, 2.35%, 9/15/16 | 5,000 | 5 |
| National Rural Utilities Cooperative Finance, 2.35%, 6/15/20 | 10,000 | 10 |
| NBC Universal, 5.15%, 4/30/20 | 40,000 | 46 |
| News America, 4.50%, 2/15/21 | 20,000 | 22 |
| News America, 5.65%, 8/15/20 | 20,000 | 23 |
| Noble Energy, 6.00%, 3/1/41 | 20,000 | 23 |
| Northern Trust, 3.95%, 10/30/25 | 25,000 | 26 |
| O'Reilly Automotive, 3.80%, 9/1/22 | 25,000 | 26 |
| Oracle, 2.25%, 10/8/19 | 25,000 | 25 |
| Packaging Corporation of America, 3.65%, 9/15/24 | 15,000 | 15 |
| Penske Truck Leasing, 2.50%, 6/15/19 (2) | 20,000 | 20 |
| Plains All American Pipeline, 3.60%, 11/1/24 | 45,000 | 45 |
| PNC Funding, 3.30%, 3/8/22 | 20,000 | 20 |
| Principal Financial Group, 3.30%, 9/15/22 | 25,000 | 25 |
| Providence Health & Services, 4.379%, 10/1/23 | 25,000 | 27 |
| Prudential Financial, 3.00%, 5/12/16 | 25,000 | 26 |
| PSEG Power, 2.75%, 9/15/16 | 25,000 | 26 |
| Regency Centers, 5.875%, 6/15/17 | 25,000 | 28 |
| Reinsurance Group of America, 5.00%, 6/1/21 | 20,000 | 22 |
| Republic Services, 5.50%, 9/15/19 | 25,000 | 28 |
| Reynolds American, 1.05%, 10/30/15 | 25,000 | 25 |
| Roper Industries, 2.05%, 10/1/18 | 5,000 | 5 |
| Rowan Companies, 4.75%, 1/15/24 | 15,000 | 15 |
| SBA Tower Trust, 2.898%, 10/15/44 (2) | 25,000 | 25 |
| Simon Property Group, 3.375%, 10/1/24 | 45,000 | 45 |
| Southern Company, 2.45%, 9/1/18 | 25,000 | 26 |
| Southwest Airlines, 5.75%, 12/15/16 | 25,000 | 27 |
| Spectra Energy Partners, 4.75%, 3/15/24 | 20,000 | 22 |
| State Street, 3.10%, 5/15/23 | 25,000 | 24 |
| Textron, 3.65%, 3/1/21 | 10,000 | 10 |

| | | |
|---|---|---|
| Time Warner Cable, 3.50%, 2/1/15 | 25,000 | 25 |
| Toyota Motor Credit, 2.05%, 1/12/17 | 25,000 | 26 |
| Tyson Foods, 4.50%, 6/15/22 | 50,000 | 53 |
| U.S. Bancorp, 3.442%, 2/1/16 | 20,000 | 21 |
| Union Pacific, 2.25%, 2/15/19 | 25,000 | 25 |
| Union Pacific, 4.75%, 9/15/41 | 10,000 | 11 |
| United Airlines, ETC, 3.75%, 3/3/28 | 15,000 | 15 |
| Ventas Realty, 3.25%, 8/15/22 | 20,000 | 20 |
| Verizon Communications, 2.625%, 2/21/20 (2) | 26,000 | 26 |
| Verizon Communications, 5.15%, 9/15/23 | 25,000 | 28 |
| Verizon Communications, 6.40%, 9/15/33 | 20,000 | 24 |
| Viacom, 2.20%, 4/1/19 | 25,000 | 25 |
| Wells Fargo, 3.50%, 3/8/22 | 45,000 | 46 |
| Western Gas Partners, 4.00%, 7/1/22 | 20,000 | 21 |
| Western Gas Partners, 5.45%, 4/1/44 | 25,000 | 27 |
| Whirlpool, 1.65%, 11/1/17 | 10,000 | 10 |
| Williams Partners, 4.125%, 11/15/20 | 25,000 | 26 |
| Xerox, 2.95%, 3/15/17 | 25,000 | 26 |
| | | 3,225 |
| **Asset-Backed Securities 0.5%** | | |
| AmeriCredit Automobile Receivables Trust, Series 2013-2 Class B, 1.19%, 5/8/18 | 20,000 | 20 |
| AmeriCredit Automobile Receivables Trust, Series 2013-3 Class A3, 0.92%, 4/9/18 | 25,000 | 25 |
| Capital Auto Receivables Asset Trust, Series 2013-1, Class C 1.74%, 10/22/18 | 20,000 | 20 |
| Capital Auto Receivables Asset Trust, Series 2013-3, Class A3 1.31%, 12/20/17 | 20,000 | 20 |
| CarMax Auto Owner Trust, Series 2013-1, Class A4 0.89%, 8/17/18 | 20,000 | 20 |
| CNH Equipment Trust, Series 2013-C, Class A3, 1.02%, 8/15/18 | 30,000 | 30 |
| Ford Credit Auto Owner Trust, Series 2013-C, Class A4 1.25%, 10/15/18 | 10,000 | 10 |
| Ford Credit Floorplan Master Owner, Series 2013-3, Class A1 0.79%, 6/15/17 | 20,000 | 20 |

| | | |
|---|---|---|
| John Deere Owner Trust, Series 2014-B, Class A3<br>1.07%, 11/15/18 | 45,000 | 45 |
| Nissan Auto Receivables Owner Trust, Series 2013-B<br>Class A3, 0.84%, 11/15/17 | 25,000 | 25 |
| Sierra Receivables Funding, Series 2014-1A, Class A<br>2.07%, 3/20/30 (2) | 70,728 | 72 |
| Sierra Receivables Funding, Series 2014-2A, Class A<br>2.05%, 6/20/31 (2) | 86,855 | 87 |
| | | 394 |
| **Non-U.S. Government Mortgage-Backed Securities 0.5%** | | |
| Bank of America Commercial Mortgage, Series 2006-3<br>Class AM, ARM, 5.851%, 7/10/44 | 40,000 | 41 |
| Bank of America Commercial Mortgage, Series 2007-4<br>Class A4, ARM, 5.754%, 2/10/51 | 31,175 | 34 |
| Bank of America Commercial Mortgage, Series 2007-4<br>Class AM, ARM, 5.821%, 2/10/51 | 25,000 | 27 |
| Citigroup Commercial Mortgage Trust, Series 2014-GC19<br>Class A1, 1.199%, 3/10/47 | 27,458 | 27 |
| Commercial Mortgage PTC, Series 2014-CR20, Class A1<br>1.324%, 11/10/47 | 10,000 | 10 |
| Commercial Mortgage PTC, Series 2014-LC15, Class B<br>ARM, 4.599%, 4/10/47 | 45,000 | 47 |
| Commercial Mortgage PTC, Series 2014-UBS2, Class A1<br>1.298%, 3/10/47 | 27,770 | 28 |
| Commercial Mortgage PTC, Series 2014-UBS5, Class A1<br>1.373%, 9/10/47 | 19,772 | 20 |
| Goldman Sachs Mortgage Securities Trust, Series 2014-GC24<br>Class A1, 1.509%, 9/10/47 | 19,738 | 20 |
| JPMorgan Chase Commercial Mortgage Securities Trust<br>Series 2007-CB20, Class A4, ARM, 5.794%, 2/12/51 | 20,000 | 22 |
| JPMorgan Chase Commercial Mortgage Securities Trust<br>Series 2014-C22, Class A1, 1.451%, 9/15/47 | 9,772 | 10 |
| JPMorgan Chase Commercial Mortgage Securities Trust<br>Series 2014-C23, Class A1, 1.65%, 9/15/47 | 24,759 | 25 |
| Morgan Stanley Bank of America Merrill Lynch Trust<br>Series 2013-C9, Class A4, 3.102%, 5/15/46 | 20,000 | 20 |
| Morgan Stanley Bank of America Merrill Lynch Trust<br>Series 2014-C17, Class B, ARM, 4.464%, 8/15/47 | 20,000 | 21 |

| | | |
|---|---|---|
| Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C18, Class A1, 1.686%, 10/15/47 | 24,826 | 25 |
| WF-RBS Commercial Mortgage Trust, Series 2013-C15, Class A1 1.264%, 8/15/46 | 4,976 | 5 |
| WF-RBS Commercial Mortgage Trust, Series 2013-C16, Class A1 1.406%, 9/15/46 | 8,102 | 8 |
| WF-RBS Commercial Mortgage Trust, Series 2013-C17, Class A1 1.154%, 12/15/46 | 8,513 | 8 |
| WF-RBS Commercial Mortgage Trust, Series 2014-C19, Class A1 1.233%, 3/15/47 | 22,646 | 23 |
| WF-RBS Commercial Mortgage Trust, Series 2014-C22, Class A1 1.479%, 9/15/57 | 9,876 | 10 |
| | | 431 |
| **U.S. Government & Agency Mortgage-Backed Securities 0.1%** (9) | | |
| Federal Home Loan Mortgage, 1.671%, 9/25/19 | 57,853 | 59 |
| Federal Home Loan Mortgage, 2.413%, 1/25/21 | 9,949 | 10 |
| Federal Home Loan Mortgage, 2.777%, 4/25/23 | 24,371 | 25 |
| | | 94 |
| **U.S. Government Agency Obligations (Excluding Mortgage-Backed) 7.0%** | | |
| Federal Home Loan Mortgage, 0.75%, 1/12/18 | 50,000 | 50 |
| Federal National Mortgage Assn., 0.875%, 10/26/17 | 140,000 | 139 |
| U.S. Treasury Bonds, 3.125%, 11/15/41 | 917,000 | 933 |
| U.S. Treasury Bonds, 3.125%, 2/15/43 | 60,000 | 61 |
| U.S. Treasury Bonds, 3.50%, 2/15/39 | 125,000 | 136 |
| U.S. Treasury Bonds, 3.625%, 8/15/43 | 195,000 | 216 |
| U.S. Treasury Bonds, 3.875%, 8/15/40 | 215,000 | 250 |
| U.S. Treasury Bonds, 4.50%, 2/15/36 | 135,000 | 171 |
| U.S. Treasury Bonds, 4.50%, 5/15/38 | 95,000 | 120 |
| U.S. Treasury Inflation-Indexed Bonds, 0.75%, 2/15/42 | 21,054 | 20 |
| U.S. Treasury Inflation-Indexed Bonds, 1.375%, 2/15/44 | 42,866 | 47 |
| U.S. Treasury Inflation-Indexed Bonds, 2.00%, 1/15/26 | 47,938 | 55 |
| U.S. Treasury Inflation-Indexed Bonds, 3.375%, 4/15/32 | 160,810 | 228 |
| U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/16 | 262,187 | 265 |

| | | |
|---|---|---|
| U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/17 | 367,588 | 373 |
| U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/18 | 582,414 | 589 |
| U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/19 | 181,708 | 183 |
| U.S. Treasury Inflation-Indexed Notes, 0.125%, 1/15/22 | 31,528 | 31 |
| U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/24 | 35,062 | 34 |
| U.S. Treasury Inflation-Indexed Notes, 0.375%, 7/15/23 | 51,106 | 51 |
| U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/24 | 376,170 | 382 |
| U.S. Treasury Notes, 0.25%, 3/31/15 | 120,000 | 120 |
| U.S. Treasury Notes, 1.00%, 9/30/16 | 130,000 | 131 |
| U.S. Treasury Notes, 1.25%, 8/31/15 | 65,000 | 66 |
| U.S. Treasury Notes, 1.50%, 5/31/19 | 170,000 | 170 |
| U.S. Treasury Notes, 1.75%, 9/30/19 | 75,000 | 76 |
| U.S. Treasury Notes, 2.125%, 5/31/15 | 25,000 | 25 |
| U.S. Treasury Notes, 2.125%, 8/15/21 | 10,000 | 10 |
| U.S. Treasury Notes, 2.50%, 8/15/23 | 480,000 | 490 |
| U.S. Treasury Notes, 2.75%, 2/15/19 | 100,000 | 105 |
| U.S. Treasury Notes, 3.125%, 5/15/19 | 125,000 | 134 |
| U.S. Treasury Notes, 4.25%, 8/15/15 | 50,000 | 52 |
| | | 5,713 |
| **Municipal Securities 0.3%** | | |
| Denver School Dist. No. 1, Public Schools, GO, COP 4.242%, 12/15/37 | 15,000 | 15 |
| Dormitory Auth. of the State of New York, Build America 5.628%, 3/15/39 | 15,000 | 18 |
| Florida State Board of Admin. Fin., Hurricane Catastrophe Fund 2.107%, 7/1/18 | 20,000 | 20 |
| JobsOhio Beverage System, Liquid Profits, 3.985%, 1/1/29 | 15,000 | 15 |
| Los Angeles Airport, Build America, 7.053%, 5/15/40 | 15,000 | 21 |
| Maryland HHEFA, Univ. of Maryland Medical System 4.665%, 7/1/36 | 20,000 | 20 |
| Metropolitan Transportation Auth., Build America 5.871%, 11/15/39 | 15,000 | 19 |
| Philadelphia Auth. for Industrial Dev., GO, 3.964%, 4/15/26 | 15,000 | 15 |
| Port Auth. of New York & New Jersey, 5.31%, 8/1/46 | 20,000 | 21 |

(2) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $449 and represents 0.6% of net assets.
(3) When-issued security.
(4) Level 3 in fair value hierarchy. See Note 2.
(5) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $6 and represents 0.0% of net assets.
(6) Affiliated Companies
(7) SEC 30-day yield
(8) Seven-day yield
(9) The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.

| | |
|---|---|
| ADR | American Depository Receipts |
| ARM | Adjustable Rate Mortgage |
| AUD | Australian Dollar |
| BRL | Brazilian Real |
| CHF | Swiss Franc |
| COP | Certificate of Participation |
| DKK | Danish Krone |
| ETC | Equipment Trust Certificate |
| EUR | Euro |
| FRN | Floating-Rate Note |
| GBP | British Pound |
| GDR | Global Depository Receipts |
| GO | General Obligation |
| HHEFA | Health & Higher Educational Facility Authority |
| HKD | Hong Kong Dollar |
| ILS | Israeli Shekel |
| JPY | Japanese Yen |
| NOK | Norwegian Krone |
| NZD | New Zealand Dollar |
| PTC | Pass-Through Certificate |
| REIT | A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder |
| SEK | Swedish Krona |
| SGD | Singapore Dollar |
| USD | U.S. Dollar |
| ZAR | South African Rand |

The accompanying notes are an integral part of these financial statements.

## Statement of Assets and Liabilities

($000s, except shares and per share amounts)

| | |
|---|---|
| **Assets** | |
| Investments in securities, at value (cost $75,756) | $ 80,629 |
| Receivable for investment securities sold | 789 |
| Receivable for shares sold | 237 |
| Cash | 164 |
| Cash deposits on futures contracts | 129 |
| Interest and dividends receivable | 115 |
| Unrealized gain on forward currency exchange contracts | 78 |
| Foreign currency (cost $54) | 54 |
| Variation margin receivable on futures contracts | 41 |
| Due from affiliates | 7 |
| Other assets | 330 |
| Total assets | 82,573 |
| **Liabilities** | |
| Payable for investment securities purchased | 943 |
| Written options (premiums $74) | 75 |
| Payable for shares redeemed | 64 |
| Due to affiliates | 22 |
| Investment management fees payable | 20 |
| Unrealized loss on forward currency exchange contracts | 10 |
| Other liabilities | 368 |
| Total liabilities | 1,502 |
| **NET ASSETS** | **$ 81,071** |
| **Net Assets Consist of:** | |
| Undistributed net investment income | $ 668 |
| Accumulated undistributed net realized gain | 556 |
| Net unrealized gain | 5,006 |
| Paid-in capital applicable to 7,326,452 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized | 74,841 |
| **NET ASSETS** | **$ 81,071** |

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

## Statement of Changes in Net Assets

($000s)

| | Year Ended 10/31/14 | 5/28/13 Through 10/31/13 |
|---|---|---|
| **Increase (Decrease) in Net Assets** | | |
| Operations | | |
| Net investment income | $ 823 | $ 166 |
| Net realized gain (loss) | 934 | (281) |
| Change in net unrealized gain / loss | 2,259 | 2,747 |
| Increase in net assets from operations | 4,016 | 2,632 |
| | | |
| Distributions to shareholders | | |
| Net investment income | | |
| Investor Class | (310) | – |
| Advisor Class | (5) | – |
| Net realized gain | | |
| Investor Class | (52) | – |
| Advisor Class | (1) | – |
| Decrease in net assets from distributions | (368) | – |
| | | |
| Capital share transactions* | | |
| Shares sold | | |
| Investor Class | 32,804 | 50,914 |
| Advisor Class | 1,647 | 592 |
| Distributions reinvested | | |
| Investor Class | 180 | – |
| Advisor Class | 5 | – |
| Shares redeemed | | |
| Investor Class | (9,795) | (1,507) |
| Advisor Class | (149) | – |
| Increase in net assets from capital share transactions | 24,692 | 49,999 |
| | | |
| **Net Assets** | | |
| Increase during period | 28,340 | 52,631 |
| Beginning of period | 52,731 | 100 |
| **End of period** | **$ 81,071** | **$ 52,731** |
| | | |
| Undistributed net investment income | 668 | 158 |

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Global Allocation Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital appreciation and income. The fund has two classes of shares: the Global Allocation Fund original share class, referred to in this report as the Investor Class, offered since May 28, 2013, and the Global Allocation Fund–Advisor Class (Advisor Class), offered since May 28, 2013. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Investments in private investment companies are valued at the investee’s NAV per share as of the valuation date, if available. If the investee’s NAV is not available as of the valuation date or is not calculated in accordance with GAAP, the Valuation Committee may adjust the investee’s NAV to reflect fair value at the valuation date. Investments in private investment companies generally are categorized either in Level 2 or 3, depending on the significance of unobservable inputs. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on October 31, 2014:

| ($000s) | Level 1 | Level 2 | Level 3 | Total Value |
|---|---|---|---|---|
| | Quoted Prices | Significant Observable Inputs | Significant Unobservable Inputs | |
| **Assets** | | | | |
| Investments in Securities, except: | $ 5,486 | $ — | $ — | $ 5,486 |
| Australia | — | 1,163 | — | 1,163 |
| Austria | — | 45 | — | 45 |
| Belgium | — | 236 | — | 236 |
| Brazil | 92 | 691 | — | 783 |
| Canada | 144 | 682 | — | 826 |
| Chile | 10 | 26 | — | 36 |
| China | 993 | 1,018 | — | 2,011 |
| Colombia | 19 | 27 | — | 46 |
| Denmark | — | 271 | — | 271 |
| Finland | — | 32 | — | 32 |
| France | — | 1,394 | — | 1,394 |
| Germany | — | 1,402 | — | 1,402 |
| Greece | — | 26 | — | 26 |
| Hong Kong | — | 1,046 | — | 1,046 |
| India | 469 | 111 | — | 580 |
| Indonesia | — | 243 | — | 243 |
| Ireland | 51 | 71 | — | 122 |
| Italy | — | 478 | — | 478 |
| Japan | — | 3,856 | — | 3,856 |
| Kuwait | — | 13 | — | 13 |
| Luxembourg | 1 | 3 | — | 4 |
| Malaysia | — | 78 | — | 78 |
| Mexico | 61 | 286 | — | 347 |

There were no material transfers between Levels 1 and 2 during the year ended October 31, 2014.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended October 31, 2014. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at October 31, 2014, totaled $317,000 for the year ended October 31, 2014.

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s Level 3 assets, by class of financial instrument; it also indicates the sensitivity of the Level 3 valuations to changes in those significant unobservable inputs. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended October 31, 2014, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of October 31, 2014, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended October 31, 2014, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement) and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of October 31, 2014, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of October 31, 2014, cash of $129,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended October 31, 2014, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 7% and 8% of net assets.

Futures Contracts The fund is subject to interest rate risk and/or equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risks. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended October 31, 2014, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 2% and 5% of net assets.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value; purchased options are included in Investments in Securities; and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put index options give the holder the right, but not the obligation, to receive cash equal to the difference between the value of the reference index on the exercise date and the exercise price of the option. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying security values and, for written options, potential losses in excess of the fund’s initial investment. During the year ended October 31, 2014, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 4% and 6% of net assets. Transactions in written options and related premiums received during the year ended October 31, 2014, were as follows:

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Investment in Blackstone Partners Offshore Fund The fund invested in Blackstone Partners Offshore Fund Ltd. (Blackstone Partners), a multi-strategy private investment company, to gain exposure to alternative investments primarily through Blackstone Partners’ investments in underlying private investment funds. Blackstone Partners and its underlying funds may use leverage, engage in short-selling, and invest in commodities or other speculative investments, which may increase the risk of investment loss. Blackstone Partners and its underlying funds are not subject to the same regulatory requirements as open-end mutual funds, and, therefore, their investments and related valuations may not be as transparent. Ownership interests in Blackstone Partners and certain of its underlying funds are not transferable and are subject to various redemption restrictions, such as advance notice requirements, limited redemption dates, and possible suspension of redemption rights. All of these restrictions are subject to change at the sole discretion of Blackstone Partners or an underlying fund’s management. As of October 31, 2014, the fund’s investment in Blackstone Partners is subject to semi-annual redemption with 95 days prior written notice and is considered an illiquid asset.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $37,631,000 and $16,639,000, respectively, for the year ended October 31, 2014. Purchases and sales of U.S. government securities aggregated $7,129,000 and $4,584,000, respectively, for the year ended October 31, 2014.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended October 31, 2014, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2014 and October 31, 2013, were characterized for tax purposes as follows:

At October 31, 2014, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales, and the realization of gains/losses on passive foreign investment companies and/or certain open derivative contracts for tax purposes.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.40% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2014, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are also each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a reimbursement or waiver.

Pursuant to this agreement, management fees in the amount of $347,000 were waived and expenses in the amount of $123,000 were reimbursed by Price Associates during the year ended October 31, 2014. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $568,000 remain subject to repayment at October 31, 2014.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended October 31, 2014, expenses incurred pursuant to these service agreements were $208,000 for Price Associates; $42,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying T. Rowe Price fund’s net assets. Each underlying T. Rowe Price fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying T. Rowe Price fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying T. Rowe Price fund related to the fund’s investment therein. The accompanying Statement of Operations reflects management fees permanently waived pursuant to this agreement. Annual fee rates and management fees waived related to investments in the underlying T. Rowe Price fund(s) for the year ended October 31, 2014, are as follows:

As of October 31, 2014, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 2,475,000 shares of the Investor Class and 25,000 shares of the Advisor Class, aggregating 34% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of T. Rowe Price Global
Allocation Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Global Allocation Fund, Inc. (hereafter referred to as the “Fund”) at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 16, 2014

Tax Information (Unaudited) for the Tax Year Ended 10/31/14

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $48,000 from short-term capital gains

  $59,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $809,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $220,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2013	Novartis, Inc. (2009 to present); Director, IBM (2007 to present)
[163]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2013	present); Director and Advisory Board Member, Deutsche Bank
[163]	North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004
to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2013
[163]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[163]	Officer (2007), and Director (1999 to present), Starwood Hotels &
Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997
(1952)	to present); Chairman of Compensation Committee and Director,
2013	Syniverse Holdings, Inc. (2008 to 2011)
[163]

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2013	Eli Lilly and Company (1987 to present); Director, Simon Property
[163]	Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[163]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2013	a nonprofit education and social policy research organization
[163]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisors (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2013	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[163]	General Growth Properties, Inc. (2010 to 2013); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present); Director, Hilton Worldwide
(2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2013
[163]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2013	Chairman of the Board, Director, and President, T. Rowe Price
[163]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2013	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[109]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Global Allocation Fund	Principal Occupation(s)

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Robert L. Harlow, CAIA, CFA (1986)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Steven C. Huber, CFA, FSA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Stefan Hubrich, Ph.D., CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Robert M. Larkins, CFA (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Robert A. Panariello (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Toby M. Thompson, CAIA, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Director of Investments,
I.A.M. National Pension Fund (to 2012)

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,159,000 and $1,828,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Allocation Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 16, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 16, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date December 16, 2014